CHENIERE ENERGY, INC.

                                                                TWO ALLEN CENTER
                                                   1200 SMITH STREET, SUITE 1740
                                                       HOUSTON, TEXAS 77002-4312
                                                                  (713) 659-1361
                                                             FAX: (713) 659-5459



January 6, 1999


Beta Oil & Gas, Inc.
901 Dove Street, Suite 230
Newport Beach, CA  92660
Attention:  Mr. Steve Antry, President

         Re:      Prospect "Redfish" (IP's "Four Corners")
                  Offshore - West Cameron Area, Louisiana

Gentlemen:


         When accepted by you in the manner provided below, this letter shall evidence the agreement between you (sometimes hereinafter referred to as "Beta") and Cheniere Energy, Inc., (hereinafter referred to as "Cheniere") with respect to (1) your acquiring from Cheniere a certain undivided interest in and to the Oil, Gas and Mineral Leases described on Exhibit "A" attached hereto and made a part hereof (the "Leases"), which Leases cover lands comprising the prospect known to Cheniere as the Redfish Prospect, and (2) your participation in the drilling of a test well on the Redfish Prospect in the manner hereinafter described. The geographical area covered by the Redfish Prospect is shown on Exhibit "A," on which it is depicted as the yellow shaded "Lease Block" (hereinafter referred to as the "Redfish Lease Block").



                                       1.


         Cheniere represents that it owns a 50% interest in and to the Leases. In consideration of the sum of $242,000, which Beta agrees to pay and deliver to Cheniere simultaneously with Beta's execution of this Letter Agreement, and Beta's undertakings as hereinafter set forth, Cheniere has agreed and does hereby agree to assign to Beta, an undivided 15.0% of 8/8ths interest in and to the Leases. The assignment to you of interests pursuant to this Paragraph shall be made immediately after Cheniere's receipt of (i) your payment to Cheniere of the amount set forth above, (ii) an original counterpart of this Letter Agreement duly executed by you, (iii) an Operating Agreement, in the form attached as Exhibit "C" (the "Operating Agreement"), duly executed by you; and
(iv) the authority for expenditure for the Test Well set forth in Exhibit A duly executed by you. Except as to claims by, through, or under Assignor, but not otherwise, the assignments herein provided for shall be without warranty, either express or implied, and shall be made expressly subject to the terms and provisions of this Letter Agreement and the Operating Agreement. The form of the assignment shall be the same or substantially similar to the form of assignment attached hereto as Exhibit "B."



                                       2.




         All operations on the Redfish Lease Block or the area of mutual interest ("AMI") created in the Operating Agreement, including the drilling of a test well as provided in Section 3 below (the "Test Well"), will be governed by the Operating Agreement; provided, however, if on any matter there is a conflict between the Operating Agreement and this Letter Agreement, the Letter Agreement shall prevail. Initially, IP petroleum Company, Inc. (IP) shall be designated as operator under the Operating Agreement. IP may resign or be replaced as operator in accordance with the provisions of the Operating Agreement; provided, however, that if IP resigns or is replaced as operator prior to completion or abandonment of the Test Well and the successor operator selected under the Operating Agreement is not acceptable to Beta, then, for a period of thirty (30) days after appointment of such successor operator, Beta may elect to reassign to Cheniere its interests in the Leases, and any other interests acquired within the Redfish Lease Block or AMI, and Cheniere shall, contemporaneously with receipt of such reassignment, return to Beta the purchase price therefor. If such reassignment right is not timely exercised, it shall be deemed waived.



                                       3.


         Beta has agreed, and does hereby agree to participate in the manner set forth below in the drilling of a Test Well for the Redfish Prospect at the location and to the Contract Depth described in Exhibit "A." Prior to the spudding of the Test Well, Cheniere may change the location or Contract Depth for the Test Well, provided that if Beta does not approve such change it may, within fourteen (14) days of receipt of notice thereof, reassign to Cheniere its interests in the Leases, and any other interests acquired within the Redfish Lease Block or AMI, and Cheniere shall, contemporaneously with receipt of such reassignment, return to Beta the purchase price therefor. If such reassignment right is not timely exercised, it shall be deemed waived.


         Beta has agreed and does hereby agree to pay and bear 20.0% of all risks, costs and expenses incurred in connection with the drilling of the Test Well to Contract Depth; in logging and testing the Test Well; and, in plugging and abandoning the Test Well if a completion attempt is not made. The costs and expenses of drilling the Test Well shall include, but without limitation by enumeration, the costs incurred in obtaining a drill site surface lease, examining and clearing title on the surface location (and, if the Test Well is directionally drilled, the lease covering the bottom hole location), staking the location, preparing the location and drilling to Contract Depth and evaluating the well. A detailed estimate of costs of drilling the Test Well to Contract Depth is included in Exhibit "A", but such information is merely an estimate and shall not be deemed a limitation or cap on such costs or on either party's responsibility therefor. An estimate of completion cost will be provided prior to spudding the Test Well.


         If after reaching Contract Depth in the Test Well, Beta elects to participate in a completion attempt of the Test Well, 15% of all risks, costs and expenses incurred in connection with such completion, together with the risks, costs and expenses of plugging and abandoning such well in the event completion is unsuccessful, shall be borne by Beta.


         If the Test Well is not commenced within 120 days after the date hereof, then, for a period of thirty (30) days thereafter, Beta may reassign to Cheniere its interest in the Leases, and any other interests acquired within the Redfish Lease Block and AMI, and Cheniere shall, contemporaneously with receipt of such reassignment, return to Beta the purchase price therefor. If such reassignment right is not timely exercised, it shall be deemed waived.



                                       4.

         If, after commencing a Test Well, but before reaching Contract Depth, there should be encountered conditions or formations, whether natural or mechanical, which render further drilling of the Test Well either impossible or impractical, so that operations on the Test Well are abandoned, a Substitute Well may be commenced not later than 90 days following the abandonment of Test Well. Such Substitute Well shall be considered and deemed for all purposes (including, without limitation, the apportionment between the parties of the costs and expenses incurred in connection therewith) a continuation of the drilling of the Test Well and as though it were the well for which it is the substitute.



                                       5.

         If Beta elects not to participate in the Substitute Well, then Beta shall be deemed to have forfeited all rights and interest in and to the Leases and any other leases, fee mineral interests or other oil and gas interests or contractual rights covering or appurtenant to lands in the Redfish Lease Block and the AMI, and shall, within ten (10) days after (i) receipt of notice of the commencement of the Substitute Well or (ii) the expiration of the 90 day period for commencement of a Substitute Well, as the case may be, assign to Cheniere all of such rights and interests.


                                       6.

         It is recognized that (i) although title will be examined on the drill site surface and bottom hole location tracts for the Test Well prior to commencement of drilling thereof, title will not be examined as to other lands lying within the Redfish Lease Block or the AMI until such time as wells are proposed to be drilled thereon, and (ii) there possibly may be unleased interests in other tracts of land within the Redfish Lease Block. You acknowledge that Cheniere has advised you of any currently unleased interests known to Cheniere which may exist within the Redfish Lease Block, but Cheniere makes no representation or warranty, express or implied, as to the completeness or accuracy of such information, and your reliance thereon is at your sole risk. If any such unleased interests are now known or become known to Cheniere to exist prior to completion or abandonment of the Test Well, Cheniere agrees to make a good faith effort to acquire Oil, Gas and Mineral Leases covering such unleased interests under such terms and conditions as are reasonably acceptable to Cheniere. Undivided interests in such leases acquired by Cheniere shall be offered to Beta pursuant to the AMI provision of the Operating Agreement.


                                       7.

         The notices provided for in this agreement shall be in writing and delivered by certified U.S. mail, return receipt requested, telecopy, or overnight courier or messenger with receipt confirmation, to the addresses below:


                              CHENIERE ENERGY, INC.
                                Two Allen Center
                          1200 Smith Street, Suite 1740
                                Houston, TX 77002
                            Attn: Walter L. Williams
                              phone (713) 659-1361
                               fax (713) 659-5459


                              BETA OIL & GAS, INC.
                           901 Dove Street, Suite 230
                             Newport Beach, CA 92660
                                Attn: Steve Antry
                              phone (949) 752-5212
                               fax (949) 752-5757


Notices hereunder shall be deemed made upon receipt.

                                       8.

         Beta shall have the right to review in Cheniere's office all Fairfield spec data pertaining to the Redfish Prospect under the terms and conditions set out in the Master and Supplemental Licensing Agreement covering such data by and between Fairfield Industries and Cheniere Energy, Inc. dated January 28, 1998, and Beta agrees to comply with all such terms and conditions. At Beta's request and at Beta's cost Cheniere will endeavor to secure a Partners License to such data for Beta. Subject to Beta's continued compliance with the previously executed Confidentiality Agreement, dated September 14, 1998, Beta shall have access to proprietary seismic data acquired by Cheniere covering the Redfish Prospect in Cheniere's offices during Cheniere's normal business hours; provided, however, that if Beta reassigns interests to Cheniere rights pursuant to this Agreement, Beta shall return all interpretations, maps, seismic sections or other data, information, reports, analyses or opinions generated by Beta or its consultants, contractors or agents using, based upon or derived from such data, and Beta shall cause all such materials to be removed from Beta's workstations and computer systems.


                                       9.

         This agreement is made subject to all valid, applicable laws, rules, orders and regulations, of any duly constituted Federal, State or local regulatory body or authority having jurisdiction thereof, and all development and operations hereunder shall be in conformity therewith.


                                       10.

         The provisions hereof shall inure to the benefit and are binding upon the parties hereto, and to their respective successors and assigns.


                                       11.


         Prior to the date hereof, Beta acquired an interest in State Leases No. 16187 and 16188, Sabine Pass Block 3, Offshore Louisiana. Beta and Cheniere expressly agree that, notwithstanding anything herein or in the Operating Agreement to the contrary, such State Leases are hereby excluded from the AMI.


                                       12.


         The parties agree that this Agreement shall be deemed confidential and shall not be revealed to any third party except (i) to the extent disclosure may be required by law, including, without limitation, disclosures in registration statements or other filings with the Securities and Exchange Commission; (ii) disclosures in any judicial or alternative dispute resolution proceeding concerning the terms hereof; (iii) disclosures to bona fide prospective investors, lenders, successors or assigns of a party, upon such third parties' execution of a confidentiality agreement in form and substance reasonably acceptable to the parties hereto; and (iv) disclosures with the written consent of the other party, which consent shall not be unreasonably withheld.



                                       13.


         All assignments of interests by Beta to Cheniere pursuant to this Agreement shall be made by assignment reasonably acceptable to Cheniere and free of all claims, burdens or encumbrances by through, or under Beta, other than royalties, overriding royalties, back-ins or like interests reserved by third parties in farmout agreements, assignments or grants of such interests to Beta. If Beta reassigns interests to Cheniere pursuant to this Agreement, then Beta agrees (i) to maintain the confidentiality of all information in Beta's possession concerning the Redfish Prospect; and (ii) for a period of three (3) years after the date hereof, not to acquire oil and gas interests (including, without limitation, leasehold interests, fee mineral interests, net profits interests, royalty or overriding royalty interests, farmouts or other interests) covering lands within the Redfish Lease Block or the AMI. If, notwithstanding the foregoing, Beta acquires such interests, then within fourteen (14) days after receipt of assignments or conveyances of such interests, Beta shall in writing offer to assign such interests to Cheniere upon Cheniere's payment to Beta of Beta's acquisition costs therefor, documentation of which shall be furnished by Beta to Cheniere. Cheniere shall have thirty (30) days after receipt of such notice in which to elect whether to acquire such interest. If Cheniere does not tender the purchase price for such interests within such period, Cheniere shall be deemed to have elected not to acquire such interest. Beta shall deliver executed and acknowledged assignments of such interests to Cheniere contemporaneously with Cheniere's payment of the purchase price therefor.


                                       14.


         Time is of the essence in the performance of this Agreement.



         If the foregoing is your understanding of our agreement, please evidence your acceptance of this agreement by executing in the space provided below for your signature.


                                   Sincerely,

                                                     CHENIERE ENERGY, INC.




                                                     /s/Walter L. Williams
                                                     President & CEO



AGREED TO AND ACCEPTED THIS _____ DAY OF _______________, 1999.


BETA OIL AND GAS, INC.




/s/Steve Antry
President & CEO

                                    EXHIBIT A
                                       to
                REDFISH PROSPECT AGREEMENT, DATED JANUARY 6, 1999
                       (CONFIDENTIAL TREATMENT REQUESTED)

Exhibit B
Redfish Prospect


                                   EXHIBIT "B"

(Attached to and made a part of that certain Letter Agreement dated January 6, 1999 by and between Cheniere Energy, Inc., and Beta Oil & Gas, Inc.)

                        ASSIGNMENT OF UNDIVIDED INTEREST
                         IN OIL, GAS AND MINERAL LEASES

THE STATE OF LOUISIANA     )
                           )          KNOW ALL MEN BY THESE  PRESENTS, THAT:
PARISH OF CAMERON          )

         WHEREAS, Cheniere Energy, Inc. is the owner of record of a 50 percent interest in the Oil, Gas and Mineral Leases and the Lease Option described in Exhibit "A" and made a part hereof, which leases may be referred to in this assignment as "Subject Leases"; and
                  WHEREAS, pursuant to the terms and provisions of that certain unrecorded Letter Agreement by and between Cheniere Energy, Inc. ("Cheniere") and Beta Oil & Gas, Inc. ("Beta") dated January 6, 1999, and pertaining to the leases described in Exhibit "A," Cheniere has agreed to assign and convey to Beta and Beta has agreed to acquire from Cheniere, subject to the terms and provisions hereinafter set forth, an undivided 15% interest in and to Subject Leases.
         NOW THEREFORE, in consideration of $1,000.00 and other good and valuable considerations, paid by Assignee to Assignor, the receipt, seriousness and sufficiency of which is hereby acknowledged by Assignor, Cheniere, as Assignor, does hereby assign, transfer and convey unto Beta, as Assignee, an undivided 15% interest in and to Subject Leases.
         This assignment is made by Assignor and is accepted by Assignee subject to and the parties hereto agree to be bound by the terms and provisions of the above described unrecorded Letter Agreement and the Joint Operating Agreement, which is attached thereto as Exhibit "C."
         This assignment is made subject to and Assignee agrees to bear its pro-rata part of the royalties and leasehold obligations provided for in Subject Leases and of the overriding royalties, if any, that are described in Exhibit "A" hereof, following the description of each of Subject Leases. Assignor represents and warrants to Assignee that each of Subject Lease is burdened only with the royalty and overriding royalty, if any, set forth following the description of each lease in Exhibit "A."
         This assignment is made without warranty, either express or implied, not even for the return of purchase price paid by Assignee to Assignor, but with full substitution and subrogation, to the extent of the interest herein assigned, to the rights and actions of warranty granted Assignor under the terms of Subject Leases or by Assignor's predecessors-in-title.
         IN TESTIMONY WHEREOF, this instrument is executed this ________ day of _____________________________, 19 ______, in the presence of the undersigned competent witnesses.

WITNESSES:

-----------------------------------
                                               --------------------------------
------------------------------------

------------------------------------
                                               ---------------------------------
------------------------------------

                                   COVER PAGE
                                       of
                                    EXHIBIT C
                                       to
                REDFISH PROSPECT AGREEMENT, DATED JANUARY 6, 1999
                       (CONFIDENTIAL TREATMENT REQUESTED)

                         T A B L E   O F   C O N T E N T S





SECTION







                                                                          Page


Preliminary Recitals . . . . . . . . . . . . . . . . . . . . . . . . . . . ii.



ARTICLE I

                                    APPLICATION



 1.1      Application  . . . . . . . . . . . . . . . . . . . . . . . . . . .1.



                                     ARTICLE II

                                    DEFINITIONS



 2.1      Casing Point . . . . . . . . . . . . . . . . . . . . . . . . . . .1.

 2.2      Development Operations . . . . . . . . . . . . . . . . . . . . . .1.

 2.3      Development Well   . . . . . . . . . . . . . . . . . . . . . . . .1.

 2.4      Exploratory Operations . . . . . . . . . . . . . . . . . . . . . .1.

 2.5      Exploratory Well . . . . . . . . . . . . . . . . . . . . . . . . .2.

 2.6      Facilities . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.

 2.7      Lease. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.

 2.8      Non-Consent Operations . . . . . . . . . . . . . . . . . . . . . .2.

 2.9      Non-Consent Platform . . . . . . . . . . . . . . . . . . . . . . .2.

 2.10     Non-Consent Well . . . . . . . . . . . . . . . . . . . . . . . . .2.

 2.11     Non-Operator . . . . . . . . . . . . . . . . . . . . . . . . . . .2.

 2.12     Non-Participating Party. . . . . . . . . . . . . . . . . . . . . .2.

 2.13     Non-Participating Party's Share. . . . . . . . . . . . . . . . . .2.

 2.14     Operator . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2.

 2.15     Participating Interest . . . . . . . . . . . . . . . . . . . . . .2.

 2.16     Participating Party. . . . . . . . . . . . . . . . . . . . . . . .2.

 2.17     Producible Well. . . . . . . . . . . . . . . . . . . . . . . . . .2.

 2.18     Working Interest . . . . . . . . . . . . . . . . . . . . . . . . .3.





                                    ARTICLE III

                                      EXHIBITS



 3.1      Exhibits . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3.

 3.1.1    Exhibit A:     Description of Lease

                         and Working Interest. . . . . . . . . . . . . . . .3.

          3.1.2.    Exhibit A-1    Area of Mutual Interest . . . . . . . . .3.

          3.1.3     Exhibit B:     Insurance Provision . . . . . . . . . . .3.

          3.1.4     Exhibit C:     Accounting Procedure. . . . . . . . . . .3.

          3.1.5     Exhibit D:     Non-Discrimination Provision. . . . . . .3.

          3.1.6     Exhibit E:     Gas Balancing Agreement . . . . . . . . .3.





                                     ARTICLE IV

                                      OPERATOR



 4.1      Operator . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3.

 4.2      Resignation. . . . . . . . . . . . . . . . . . . . . . . . . . . .3.

 4.3      Removal of Operator. . . . . . . . . . . . . . . . . . . . . . . .3.

 4.4      Selection of Successor . . . . . . . . . . . . . . . . . . . . . .4.

 4.5      Delivery of Property . . . . . . . . . . . . . . . . . . . . . . .4.



                                       2




                                     ARTICLE V

                          AUTHORITY AND DUTIES OF OPERATOR



 5.1      Exclusive Right to Operate . . . . . . . . . . . . . . . . . . . .4.

 5.2      Workmanlike Conduct. . . . . . . . . . . . . . . . . . . . . . . .4.

 5.3      Liens and Encumbrances . . . . . . . . . . . . . . . . . . . . . .4.

 5.4      Employees. . . . . . . . . . . . . . . . . . . . . . . . . . . . .4.

 5.5      Records. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4.

 5.6      Compliance . . . . . . . . . . . . . . . . . . . . . . . . . . . .5.

 5.7      Drilling . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5.

 5.8      Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .5.

 5.9      Information to Participating Parties . . . . . . . . . . . . . . .5.



                                     ARTICLE VI

                            VOTING AND VOTING PROCEDURES



 6.1      Designation of Representatives . . . . . . . . . . . . . . . . . .6.

 6.2      Voting Procedures. . . . . . . . . . . . . . . . . . . . . . . . .6.

          6.2.1     Voting Interest. . . . . . . . . . . . . . . . . . . . .6.

          6.2.2     Vote Required. . . . . . . . . . . . . . . . . . . . . .6.

          6.2.3     Votes. . . . . . . . . . . . . . . . . . . . . . . . . .6.

          6.2.4     Meetings . . . . . . . . . . . . . . . . . . . . . . . .6.





                                    ARTICLE VII

                                       ACCESS



 7.1      Access to Lease. . . . . . . . . . . . . . . . . . . . . . . . . .7.

 7.2      Reports. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .7.

 7.3      Confidentiality. . . . . . . . . . . . . . . . . . . . . . . . . .7.

 7.4      Limited Disclosure . . . . . . . . . . . . . . . . . . . . . . . .7.





                                    ARTICLE VIII

                                    EXPENDITURES



 8.1      Basis of Charge to the Parties . . . . . . . . . . . . . . . . . .7.

 8.2      Authorization. . . . . . . . . . . . . . . . . . . . . . . . . . .8.

 8.3      Advance Billings . . . . . . . . . . . . . . . . . . . . . . . . .8.

 8.4      Commingling of Funds . . . . . . . . . . . . . . . . . . . . . . .8.

 8.5      Security Rights. . . . . . . . . . . . . . . . . . . . . . . . . .8.

 8.6      Unpaid Charges . . . . . . . . . . . . . . . . . . . . . . . . . .9.

 8.7      Default. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .9.

 8.8      Carved-out Interests . . . . . . . . . . . . . . . . . . . . . . 10.





                                     ARTICLE IX

                                      NOTICES



 9.1      Giving and Receiving Notices . . . . . . . . . . . . . . . . . . 10.

 9.2      Content of Notice. . . . . . . . . . . . . . . . . . . . . . . . 10.

 9.3      Response to Notices. . . . . . . . . . . . . . . . . . . . . . . 10.

          9.3.1     Platform Construction. . . . . . . . . . . . . . . . . 11.

          9.3.2     Proposal Without Platform. . . . . . . . . . . . . . . 11.

          9.3.3     Other Matters. . . . . . . . . . . . . . . . . . . . . 11.

 9.4      Failure to Respond . . . . . . . . . . . . . . . . . . . . . . . 11.

 9.5      Restrictions on Multiple Well Proposals. . . . . . . . . . . . . 11.



                                     ARTICLE X



                                       3




                                 EXPLORATORY WELLS



10.1      Operations by All Parties. . . . . . . . . . . . . . . . . . . . 11.

10.2      Second Opportunity to Participate. . . . . . . . . . . . . . . . 12.

10.3      Operations by Fewer Than All Parties . . . . . . . . . . . . . . 12.

10.4      Course of Action After Drilling to Initial Objective

          Depth      . . . . . . . . . . . . . . . . . . . . . . . . . . . 13.

10.4.1    Casing Point Election. . . . . . . . . . . . . . . . . . . . . . 13.



                                     ARTICLE XI

                            DEVELOPMENT WELL OPERATIONS



11.1      Operations by All Parties. . . . . . . . . . . . . . . . . . . . 14.

11.2      Second Opportunity to Participate. . . . . . . . . . . . . . . . 15.

11.3      Operations by Fewer Than All Parties . . . . . . . . . . . . . . 15.

11.4      Timely Operations. . . . . . . . . . . . . . . . . . . . . . . . 15.

11.5      Course of Action After Drilling to Initial Objective

          Depth. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 15.

11.6      Deeper Drilling. . . . . . . . . . . . . . . . . . . . . . . . . 15.





                                    ARTICLE XII

                               NON-CONSENT OPERATIONS



12.1      Non-Consent Operations . . . . . . . . . . . . . . . . . . . . . 16.

          12.1.1    Non-Interference . . . . . . . . . . . . . . . . . . . 16.

          12.1.2    Multiple Completion Limitation . . . . . . . . . . . . 16.

          12.1.3    Metering . . . . . . . . . . . . . . . . . . . . . . . 16.

          12.1.4    Liens. . . . . . . . . . . . . . . . . . . . . . . . . 16.

          12.1.5    Non-Consent Well . . . . . . . . . . . . . . . . . . . 16.

          12.1.6    Cost-Information . . . . . . . . . . . . . . . . . . . 17.

          12.1.7    Completions. . . . . . . . . . . . . . . . . . . . . . 17.

12.2      Relinquishment of Interest . . . . . . . . . . . . . . . . . . . 17.

          12.2.1    Production Reversion Penalties . . . . . . . . . . . . 17.

          12.2.2    Non-Production Reversion . . . . . . . . . . . . . . . 18.

12.3      Deepening of Non-Consent Well. . . . . . . . . . . . . . . . . . 18.

12.4      Operations from Non-Consent Platforms. . . . . . . . . . . . . . 18.

12.5      Discovery or Extension from Mobile Drilling Operations . . . . . 19.

12.6      Allocation of Platform Costs to Non-Consent Operations . . . . . 19.

          12.6.1    Charges. . . . . . . . . . . . . . . . . . . . . . . . 19.

          12.6.2    Operating and Maintenance Charges. . . . . . . . . . . 20.

          12.6.3    Payments . . . . . . . . . . . . . . . . . . . . . . . 20.

12.7      Non-Consent Drilling to Maintain Lease . . . . . . . . . . . . . 21.

          12.7.1    Retention of Lease by Non-Consent Well . . . . . . . . 22.

12.8      Allocation of Costs (Single Completion). . . . . . . . . . . . . 22.

12.9      Allocation of Costs (Multiple Completions) . . . . . . . . . . . 22.

12.10     Allocation of Costs (Dry Hole) . . . . . . . . . . . . . . . . . 24.

12.11     Intangible Drilling and Completion Allocations . . . . . . . . . 24.

12.12     Operated Wells . . . . . . . . . . . . . . . . . . . . . . . . . 24.



                                    ARTICLE XII

                                     FACILITIES



13.1      Approval . . . . . . . . . . . . . . . . . . . . . . . . . . . . 25.





                                    ARTICLE XIV

                              ABANDONMENT AND SALVAGE



14.1      Platform Salvage and Removal Costs . . . . . . . . . . . . . . . 25.

14.2      Purchase of Salvage Materials. . . . . . . . . . . . . . . . . . 26.

14.3      Abandonment of Producing Well. . . . . . . . . . . . . . . . . . 27.



                                       4




14.4      Assignment of Interest . . . . . . . . . . . . . . . . . . . . . 27.

14.5      Abandonment Operations Required by Governmental Authority. . . . 27.





                                     ARTICLE XV

                                     WITHDRAWAL



15.1      Withdrawal . . . . . . . . . . . . . . . . . . . . . . . . . . . 28.

15.2      Limitations on Withdrawal. . . . . . . . . . . . . . . . . . . . 28.





                                    ARTICLE XVI

                       RENTALS, ROYALTIES AND OTHER PAYMENTS



16.1      Creation of Overriding Royalty . . . . . . . . . . . . . . . . . 29.

16.2      Payment of Rentals and Minimum Royalties . . . . . . . . . . . . 29.

16.3      Non-Concurrence in Payments. . . . . . . . . . . . . . . . . . . 30.

16.4      Royalty Payments . . . . . . . . . . . . . . . . . . . . . . . . 30.

16.5      Federal Offshore Oil Pollution Compensation Fund Fee . . . . . . 31.





                                    ARTICLE XVII

                                       TAXES



17.1      Property Taxes . . . . . . . . . . . . . . . . . . . . . . . . . 31.

17.2      Contest of Property Tax Valuation. . . . . . . . . . . . . . . . 31.

17.3      Production and Severance Taxes . . . . . . . . . . . . . . . . . 31.

17.4      Other Taxes and Assessments. . . . . . . . . . . . . . . . . . . 31.





                                   ARTICLE XVIII

                                     INSURANCE



18.1      Insurance. . . . . . . . . . . . . . . . . . . . . . . . . . . . 32.





                                    ARTICLE XIX

                           LIABILITY, CLAIMS AND LAWSUITS



19.1      Individual Obligations . . . . . . . . . . . . . . . . . . . . . 32.

19.2      Notice of Claim or Lawsuit . . . . . . . . . . . . . . . . . . . 32.

19.3      Settlements. . . . . . . . . . . . . . . . . . . . . . . . . . . 32.

19.4      Legal Expense. . . . . . . . . . . . . . . . . . . . . . . . . . 32.

19.5      Liability for Losses, Damages, Injury or Death . . . . . . . . . 32.

19.6      Indemnification. . . . . . . . . . . . . . . . . . . . . . . . . 32.





                                     ARTICLE XX

                             INTERNAL REVENUE PROVISION



20.1      Internal Revenue Provision . . . . . . . . . . . . . . . . . . . 33.







                                    ARTICLE XXI

                                   CONTRIBUTIONS



21.1      Notice of Contributions Other Than Advances for Sale

               of Production . . . . . . . . . . . . . . . . . . . . . . . 34.

21.2      Cash Contributions . . . . . . . . . . . . . . . . . . . . . . . 34.

21.3      Acreage Contributions. . . . . . . . . . . . . . . . . . . . . . 34.



                                       5




                                    ARTICLE XXII

                             DISPOSITION OF PRODUCTION



22.1      Facilities to Take in Kind . . . . . . . . . . . . . . . . . . . 34.

22.2      Duty to Take in Kind . . . . . . . . . . . . . . . . . . . . . . 34.

22.3      Failure to Take in Kind. . . . . . . . . . . . . . . . . . . . . 34.

22.4      Expenses of Delivery in Kind.. . . . . . . . . . . . . . . . . . 35.

22.5      Gas Balancing Provisions . . . . . . . . . . . . . . . . . . . . 35.





                                   ARTICLE XXIII

                                   APPLICABLE LAW



23.1      Applicable Law . . . . . . . . . . . . . . . . . . . . . . . . . 35.





                                    ARTICLE XXIV

                      LAWS, REGULATIONS AND NONDISCRIMINATION



24.1      Laws and Regulations . . . . . . . . . . . . . . . . . . . . . . 35.

24.2      Nondiscrimination. . . . . . . . . . . . . . . . . . . . . . . . 35.



                                    ARTICLE XXV

                                   FORCE MAJEURE



25.1      Notice . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36.

25.2      Strikes. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 36.

25.3      Force Majeure. . . . . . . . . . . . . . . . . . . . . . . . . . 36.





                                    ARTICLE XXVI

                              SUCCESSORS, ASSIGNS, AND

                           PREFERENTIAL RIGHT TO PURCHASE



26.1      Successors and Assigns . . . . . . . . . . . . . . . . . . . . . 36.

26.2      Preferential Right of Purchase . . . . . . . . . . . . . . . . . 36.

          26.2.1 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 37.

          26.2.2 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 38.

26.3      Assignments. . . . . . . . . . . . . . . . . . . . . . . . . . . 38.





                                   ARTICLE XXVII

                              AREA OF MUTUAL INTEREST

27.       Area of Mutual Interest. . . . . . . . . . . . . . . . . . . . . 39.







                                   ARTICLE XXVIII

                                        TERM



28.1      Term . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 40.



                                    ARTICLE XXIX

                               HEADINGS AND EXECUTION



                                       6




29.1      Topical Headings . . . . . . . . . . . . . . . . . . . . . . . . 40.

29.2      Counterpart Execution. . . . . . . . . . . . . . . . . . . . . . 41.


                             JOINT OPERATING AGREEMENT





          THIS AGREEMENT is made effective as of November 6, 1998 herein by the signers hereof, herein referred to collectively as "PARTIES" and individually as

"PARTY".



                                    WITNESSETH:



          WHEREAS the PARTIES are owners of or have contracted for the right to earn an interest in the oil and gas lease(s) identified in Exhibit "A", and the

PARTIES desire to explore, develop, produce and operate said lease(s).



          NOW THEREFORE, in consideration of the premises and of the mutual agreement herein, it is agreed as follows:



                                     ARTICLE I

                                    APPLICATION



     1.1  APPLICATION .  The leases and lands identified in Exhibit "A" shall be treated as one oil and gas lease for the purposes of this Agreement.



                                     ARTICLE II

                                    DEFINITIONS



     2.1  CASING POINT.   That point at which a well drilled hereunder, has

reached the proposed objective depth or zone, logged and logs distributed to the

PARTICIPATING PARTIES.



     2.2  DEVELOPMENT OPERATIONS.  Operations on the LEASE other than

EXPLORATORY  OPERATIONS as defined in Section 2.4 below.



     2.3  DEVELOPMENT WELL.  Any well proposed as a DEVELOPMENT OPERATION.



     2.4  EXPLORATORY OPERATIONS.  Operations on the LEASE which are scheduled for an objective zone, horizon or formation:



          (1)  which has not been established as producible on the LEASE under

     2.16 below; or,



          (2)  which is already established as producible on the LEASE under

     2.16 below, but such objective zone, horizon or formation will be penetrated at a location more than 2,000 feet from the nearest bottom hole location on the LEASE at which such objective has been proved producible,

     or such objective is mutually agreed to be in a separate fault block.

     2.5  EXPLORATORY WELL.  Any well proposed as an EXPLORATORY OPERATION.



     2.6  FACILITIES.  All lease equipment beyond the wellhead connections acquired pursuant to this Agreement including any platform(s) necessary to carry out the operation.



     2.7  LEASE.  The oil and gas leases identified in Exhibit "A" and the lands affected thereby.



     2.8  NON-CONSENT OPERATIONS.  DEVELOPMENT or EXPLORATORY OPERATIONS

conducted by fewer than all PARTIES.



     2.9  NON-CONSENT PLATFORM.  A drilling or production platform owned by fewer than all PARTIES.



     2.10 NON-CONSENT WELL.  A DEVELOPMENT or EXPLORATORY WELL owned by fewer than all PARTIES.



     2.11 NON-OPERATOR.  Any PARTY to the Agreement other than the OPERATOR.



     2.12 NON-PARTICIPATING PARTY.  Any PARTY other than a PARTICIPATING PARTY.



     2.13 NON-PARTICIPATING PARTY'S SHARE.  The PARTICIPATING INTEREST a

NON-PARTICIPATING PARTY would have had if all PARTIES had participated in the operation.



     2.14 OPERATOR.   The PARTY designated under this Agreement to conduct all

operations.



     2.15 PARTICIPATING INTEREST.  A PARTICIPATING PARTY'S percentage of participation in an operation conducted pursuant to the Agreement.



     2.16 PARTICIPATING PARTY.  A PARTY who joins in an operation conducted pursuant to this agreement.



     2.17 PRODUCIBLE WELL.  A well producing oil or gas, or if not producing oil or gas, a well declared capable of producing in accordance with any applicable government authority or by agreement of all of the PARTIES.



     2.18 WORKING INTEREST.  The ownership of each PARTY in and to the LEASE as set forth in Exhibit "A".

                                    ARTICLE III

                                      EXHIBITS



     3.1  EXHIBITS.  Attached hereto are the following exhibits which are incorporated herein by reference:



          3.1.1     Exhibit A.     Description of Lease and Working Interest

          3.1.2     Exhibit A-1.   Area of Mutual Interest

          3.1.3     Exhibit B.     Insurance Provision

          3.1.4     Exhibit C.     Accounting Procedure

          3.1.5     Exhibit D.     Nondiscrimination Provision

          3.1.6     Exhibit E.     Gas Balancing Agreement



                                    ARTICLE IV

                                      OPERATOR



     4.1  OPERATOR.     Cheniere Energy, Inc. is hereby designated as OPERATOR.

OPERATOR shall not have the right to assign or transfer any rights, duties or obligations of OPERATOR to another PARTY.



     4.2  RESIGNATION.  OPERATOR may resign at any time by giving notice to the

PARTIES.  Such resignation shall become effective at 7:00 a.m. on the first day of the month following a period of ninety (90) days after said notice, unless a successor OPERATOR has assumed the duties of OPERATOR prior to that date.



     4.3  REMOVAL OF OPERATOR.  OPERATOR may be removed if (1) OPERATOR becomes insolvent or unable to pay its debts as they mature or makes an assignment for the benefit of creditors or commits any act of bankruptcy or seeks relief under laws providing for the relief of debtors; or (2) a receiver is appointed for

OPERATOR or for substantially all of its property and/or affairs; or (3)

OPERATOR or its designee no longer owns an interest in the property or divest itself of fifty percent (50%) or more of the interest owned by it in the Lease at the time it was designated OPERATOR; or (4) OPERATOR has committed a material breach of any substantive provision hereof or fails to perform its duties hereunder in a reasonable and prudent manner, or failed to rectify such default within sixty (60) days after notice from another PARTY to do so.  The PARTY giving notice to the OPERATOR or a default shall also furnish a copy of such notice to the other PARTIES. In such event, the OPERATOR may be removed by an affirmative vote of two (2) or more PARTIES having a combined WORKING INTEREST of fifty percent (50%) in the LEASE.



     4.4  SELECTION OF SUCCESSOR.  Upon resignation or removal of OPERATOR, a successor OPERATOR shall be selected by an affirmative vote of two

(2) or more PARTIES having a combined WORKING INTEREST of fifty-one percent

(51%) or more; however, if the removed or resigned OPERATOR fails to vote or votes only to succeed itself, the successor OPERATOR shall be selected by an affirmative vote of the PARTIES having a combined WORKING INTEREST of fifty-one percent (51%) or more of the remaining WORKING INTEREST after excluding the WORKING INTEREST of the removed or resigned OPERATOR.



     4.5  DELIVERY OF PROPERTY.  Prior to the effective date of resignation or removal, OPERATOR shall deliver promptly to successor OPERATOR the possession of everything owned by the PARTIES pursuant to this Agreement.



                                     ARTICLE V

                          AUTHORITY AND DUTIES OF OPERATOR



     5.1  EXCLUSIVE RIGHT TO OPERATE.  Unless provided, OPERATOR shall have the exclusive right and duty to conduct all operations pursuant to the Agreement.



     5.2  WORKMANLIKE CONDUCT.  OPERATOR shall conduct all operations in a good and workmanlike manner, as would a prudent OPERATOR under the same or similar circumstances.  OPERATOR shall not be liable to the PARTIES for losses sustained or liabilities incurred except such as may result from its gross negligence or willful misconduct.  Unless otherwise provided, OPERATOR shall consult with the

PARTIES and keep them informed of all important matters.



     5.3  LIENS AND ENCUMBRANCES.  OPERATOR shall endeavor to keep the LEASE and equipment free from all liens and encumbrances occasioned by operations hereunder, except those provided for in Section 8.5.



     5.4  EMPLOYEES.  OPERATOR shall select employees and determine their number, hours of labor and compensation.  Such employees shall be employees of

OPERATOR.



     5.5  RECORDS.  OPERATOR shall keep accurate books, accounts and records of operations hereunder which, unless otherwise provided for in this Agreement,

shall be available to NON-OPERATOR pursuant to the provisions contained in

Exhibit "C".



     5.6  COMPLIANCE.  OPERATOR shall comply with and require all agents and contractors to comply with all applicable laws, rules, regulations and orders of any governmental agency having jurisdiction.

     5.7  DRILLING. OPERATOR shall have all drilling operations conducted by qualified and responsible independent contractors under competitive contracts.

However, OPERATOR may employ its equipment and personnel in the conduct of such operations, but its charges therefor shall not exceed the then prevailing rates in the area and such work shall be performed pursuant to a written agreement among the PARTICIPATING PARTIES.



     5.8  REPORTS.  OPERATOR shall make reports to governmental authorities that it has a duty to make as OPERATOR and shall furnish copies of such reports to the PARTIES.  OPERATOR shall give timely written notice to the PARTIES of all litigation and hearings affecting the LEASE or operations hereunder.



     5.9  INFORMATION TO PARTICIPATING PARTIES.  OPERATOR shall furnish all

PARTICIPATING PARTIES hereto the following information pertaining to each well being drilled:



          (a)  copy of application for permit to drill and all amendments thereto;



          (b)  daily drilling reports by telephone followed by written reports

     (or by TWX or TELEX);



          (c)  complete report of all core analyses;



          (d)  two (2) copies of any logs or surveys as run;



          (e)  two (2) copies of any well test results, bottom-hole pressure surveys, gas and condensate analyses or similar information;



          (f)  one (1) copy of reports made to regulatory agencies; and



          (g)  twenty-four (24) hour notice of logging, coring and testing operations;



          (h)  upon request prior to resumption of drilling operations, samples of cuttings and cores marked as to depth, to be packaged and shipped to the requesting PARTY at their expense.



          (i)  all other reasonable information, available to OPERATOR,

     pertaining to any well drilled pursuant to this Agreement.



                                     ARTICLE VI

                            VOTING AND VOTING PROCEDURES



     6.1  DESIGNATION OF REPRESENTATIVE.  The name and address of the representative and alternate authorized to represent and bind each PARTY for operations provided in Article IX, shall be as shown on Exhibit "A". The designated representative or alternate may be changed by written notice to the other PARTIES.



     6.2  VOTING PROCEDURES.  Unless otherwise provided, any matter requiring approval of the PARTIES shall be determined as follows:



          6.2.1     VOTING INTEREST.  Each PARTY shall have a voting interest

equal to its WORKING INTEREST or its  PARTICIPATING INTEREST as applicable.



          6.2.2     VOTE REQUIRED.  Except as may be specifically provided

elsewhere herein, any proposal requiring approval of the PARTIES shall be decided by an affirmative vote to two (2) or more PARTIES having a combined voting interest of fifty-one percent (51%) or more.



          6.2.3     VOTES.  The PARTIES may vote at meetings, by telephone,

confirmed in writing to OPERATOR; or by letter, telegram, telex or telecopies.

However, any PARTY not attending a meeting must vote prior to the meeting in order to be counted.  Provided, however, no vote shall be taken in a meeting in which all Parties are not present unless such vote was specifically set out in the formal agenda.  OPERATOR shall give prompt notice of the results of such voting to each PARTY.



          6.2.4     MEETINGS.  Meetings of the PARTIES may be called by OPERATOR upon its own motion or at the request of one (1) or more PARTIES having a combined voting interest of not less than ten percent (10%).  Except in the case of emergency or except when agreed by unanimous consent, no meeting shall be called on less than five (5) days advance written notice, (including the agenda for such meeting).  The OPERATOR shall be chairman of each meeting.

                                    ARTICLE VII

                                       ACCESS



     7.1  ACCESS TO LEASE.  Each PARTY shall have access to the LEASE as its sole risk and expense at all reasonable times to inspect operations and records and data pertaining thereto.



     7.2  REPORTS.  OPERATOR shall furnish to a requesting PARTY any information to which such PARTY is entitled hereunder.  The costs of gathering and furnishing information not otherwise furnished under Article V shall be charged to the requesting PARTY.



     7.3  CONFIDENTIALITY.  Except as provided in Section 7.4 and except for necessary disclosures to governmental agencies, no PARTY shall release any geological, geophysical or reservoir information or any logs, surveys or other information pertaining to the progress, tests or results of any well or status of the LEASE unless agreed to by the PARTICIPATING PARTIES.  At such time as the

PARTIES mutually agree such information is non-confidential, it may be publicly released.  Unless otherwise provided, OPERATOR shall initially release the same subsequent to approval of its content by the PARTIES.  OPERATOR shall have the exclusive right to designate certain wells as "tight" for the competitive protection of the PARTIES.



     7.4  LIMITED DISCLOSURE.  Any PARTY may make confidential data available to affiliates, to reputable engineering firms and gas transmission companies for hydrocarbon reserve and other technical evaluations, to reputable financial institutions for study prior to commitment of funds and to bonafide purchasers of all  of a PARTY'S interest in the LEASE.  Any third party permitted such access shall first agree in writing neither to disclose such data to others nor to use such data except for the purpose for which it is disclosed.  Each PARTY shall be furnished with copies of third parties execution of the same.



                                    ARTICLE VIII

                                    EXPENDITURES



     8.1  BASIS OF CHARGE TO THE PARTIES.  OPERATOR shall pay all costs and each

PARTY shall reimburse OPERATOR in proportion to the PARTICIPATING INTEREST.  All charges, credits and accounting for expenditures shall be pursuant to the Accounting Procedure attached hereto as Exhibit "C". The provisions of this Agreement shall prevail in the event of conflict with Exhibit "C".



     8.2  AUTHORIZATION.  OPERATOR shall neither make any single expenditure nor undertake any project costing in excess of Seventy-five Thousand Dollars

($75,000.00) without prior approval of the PARTIES.  OPERATOR shall furnish a written AFE, for information purposes only, to the PARTIES on any expenditures in excess of Twenty-five Thousand Dollars ($25,000.00) or if costs of an operation exceed 120% of a previously approved AFE.  Subject to any election provided in Article X and XI, approval of a well operation shall include approval of a all necessary expenditures through installation of the wellhead.

In the event of an emergency, OPERATOR may immediately make such expenditures as in its opinion are required to deal with the emergency.  OPERATOR shall report to the PARTIES, as promptly as possible, the nature of the emergency and action taken.



     8.3  ADVANCE BILLINGS.   OPERATOR shall have the right to require each

PARTY to advance its respective share of estimated expenditures pursuant to

Exhibit "C", provided, however, that in the event a statement and invoice for advance payment is submitted for costs attributable to a well proposal,

OPERATOR shall advance bill for the entire amount of such billing costs even though such costs may not actually be incurred during the next thirty (30) day period and as to any party who fails to pay its share of said advance payment within fifteen (15) days after receipt of such statement and invoice, OPERATOR will notify such affected party of its default by certified mail, return receipt requested and if such party fails to cure the default within ten (10) days from the date of receipt of OPERATOR'S Notice, by payment in full of the outstanding invoices for advance payment, at OPERATOR'S election, the affected party shall be deemed non-consent as to the proposed well attributable thereto.



     8.4  COMMINGLING OF FUNDS.  Funds received by OPERATOR under this Agreement may be commingled with its own funds.



     8.5  SECURITY RIGHTS.  In addition to any other security rights and remedies provided by law with respect to services rendered or materials and equipment furnished under this Agreement, OPERATOR shall have a first lien upon each PARTY'S PARTICIPATING and/or WORKING INTEREST, including the production and equipment credited thereto, in order to secure payment of charges against such

PARTY, together with interest thereon at the rate set forth in Exhibit "C" or the maximum rate allowed by law, whichever is less, plus attorneys' fees, court costs and other related collection costs.  If any PARTY does not pay such charges when due, OPERATOR shall have the additional right to collect from the purchaser the proceeds from the sale of such PARTY'S share of production until the amount owed has been paid.  Each purchaser shall be entitled to rely on

OPERATOR'S statement concerning the amount owed.  Each NON-OPERATOR shall have comparable security rights on OPERATOR'S PARTICIPATING and/or WORKING INTEREST.



     8.6  UNPAID CHARGES.  If any PARTY fails to pay the charges due hereunder,

including billings under Section 8.3, within thirty (30) days after payment is due, the PARTICIPATING PARTIES shall have the obligation, upon OPERATOR'S request, to pay the unpaid amount in proportion to their interest.  Each PARTY so paying its share of the unpaid amount shall be subrogated to OPERATOR'S security rights to the extent of such payment.



     8.7  DEFAULT.  If any PARTY does not pay its share of the charges when due,

or prior to commencement of the approved operation for which it is billed,

whichever is the earlier, OPERATOR may give such PARTY notice that unless payment is made within fifteen (15) DAYS, such PARTY shall be in default.  Any

PARTY in default shall have no further access to the maps, cores, logs, surveys,

records, data, interpretations or other information obtained in connection with said operation. A defaulting PARTY shall not be entitled to vote on any matter until such time as PARTY'S payments are current.  The voting interest of each non-defaulting PARTY shall be in the proportion its PARTICIPATING INTEREST bears to the total non-defaulting PARTICIPATING INTEREST.  As to any operation approved or commenced during the time a PARTY is in default, such PARTY shall be deemed to be a NON-PARTICIPATING PARTY.



     8.8  CARVED-OUT INTERESTS.  Any overriding royalty, production payment, net proceeds interest, carried interest or any other interest carved-out of the

WORKING INTEREST in the LEASE after the effective date of this Agreement shall be subject to the rights of the PARTIES to this Agreement, and any PARTY whose

WORKING

INTEREST is so encumbered shall be responsible therefor.  If a PARTY does not pay its share of expenses and the proceeds from the sale of production under

Section 8.5 are insufficient for that purpose, the security rights provided for therein may be applied against the carved-out interests with which such

WORKING INTEREST is burdened.  In such event, the rights of the owner of such carved-out interest shall be subordinated to the security rights granted by

Section 8.5.



                                     ARTICLE IX

                                      NOTICES



     9.1  GIVING AND RECEIVING NOTICES.  All notices shall be in writing and delivered in person or by mail, telex, telegraph, TWX, telecopier or cable;

however, if a drilling rig is on location at time of proposal and standby charges are accumulating, such notices shall be given by telephone and immediately confirmed in writing.  Notice shall be deemed given only when received by the PARTY to whom such notice is directed, except that any notice by certified mail or equivalent, telegraph or cable properly addressed, pursuant to

Section 6.1, and with all postage and charges prepaid shall be deemed given seventy-two (72) hours after such notice is deposited in the mail or twenty-four

(24) hours after such notice is sent by facsimile (receipt confirmed), or when filed with an operating, telegraph or cable company for immediate transmission.



     9.2  CONTENT OF NOTICE.  Any notice which requires a response shall indicate the maximum response time specified in Section 9.3  If a proposal involves a platform or facility, the notice shall contain a description of same,

including location and the estimated costs of fabrication, transportation and installation.  If a proposal involves a well operation, the notice shall include the proposed depth, the objective zone or zones to be tested, the surface and bottom-hole locations and the estimated costs of the operation including all necessary expenditures through installation of the wellhead.



     9.3  RESPONSE TO NOTICES.  Each PARTY'S response to a proposal shall be in writing to OPERATOR, with copies to the other PARTIES.  Except for those notices in Articles X, XI, XV and XVI, the maximum response time shall be as follows:



          9.3.1     PLATFORM CONSTRUCTION.  When any proposal for operations

          involves the construction of a platform, the maximum response time shall be forty-five (45) days.

          9.3.2     PROPOSAL WITHOUT PLATFORM.  When any proposal for operations does not require construction of a platform, maximum response time shall be thirty (30) days; however, if a drilling rig is on location and standby charges are accumulating, the maximum response time shall be forty-eight (48) hours.



          9.3.3     OTHER MATTERS.  For all other matters requiring notice, the maximum response time shall be thirty (30) days.



     9.4  FAILURE TO RESPOND.  Failure of any PARTY to respond to a notice within the required period shall be deemed to be a negative response.



     9.5  RESTRICTIONS ON MULTIPLE WELL PROPOSALS.  Unless otherwise agreed by the PARTIES, no more than one well shall be drilling or completing at the same time.  Well proposals made under the terms hereof shall be limited to one well each and except as provided below, no PARTY shall be required to make an election under more than one well proposal at the same time or while a well is drilling or completing.  This paragraph shall not limit the right of a PARTY to propose a well while another is drilling or completing, however, the time to elect under such a proposal shall be deferred until (a) thirty (30) days after the previous well has been completed or plugged and abandoned or (b) twenty-four

(24) hours from receipt of notification that the drilling rig has been moved to the new location and standby charges are being accumulated, whichever is earlier.



                                     ARTICLE X

                                 EXPLORATORY WELLS



     10.1  OPERATIONS BY ALL PARTIES.  Any PARTY may propose an EXPLORATORY WELL by notifying the other PARTIES.  If all the PARTIES agree to participate in drilling the proposed well, OPERATOR shall drill same for the benefit of all

PARTIES.



     10.2  SECOND OPPORTUNITY TO PARTICIPATE.  If fewer than all PARTIES elect to participate, the proposing PARTY shall inform the OPERATOR of the elections made.  OPERATOR shall inform the PARTIES of the elections, whereupon any PARTY originally electing not to participate may then elect to participate by notifying the OPERATOR within forty-eight (48) hours after receipt of such information.

     10.3  OPERATIONS BY FEWER THAN ALL PARTIES.  If fewer than all but two (2)

or more PARTIES owning not less than fifty percent (50%) WORKING INTEREST elect to participate in and agree to bear the cost and risk of drilling the proposed well, OPERATOR, even if OPERATOR is a NON-PARTICIPATING PARTY, shall drill such well under this Agreement.  OPERATOR, immediately after expiration of the applicable notice period, shall advise the PARTICIPATING PARTIES of (a) the total interest of the PARTIES approving such operation, and (b) its recommendation as to whether the PARTICIPATING PARTIES should proceed with the operation as proposed.  Each PARTICIPATING PARTY, within forty-eight (48) hours

(inclusive of Saturday, Sunday or legal holidays) after receipt of such notice,

shall advise the proposing PARTY of its desire to (a) limit participation to such PARTY'S interest as shown on Exhibit "A", or (b) carry its proportionate part of NON-PARTICIPATING PARTIES' interest, or (c) participate with a lesser percentage than its proportionate part of the NON-PARTICIPATING PARTIES'

interest.  The proposing PARTY, at its election, may withdraw such proposal if there is insufficient participation and shall promptly notify all PARTIES of such decision.  If the well is commenced within ONE HUNDRED FIFTY (150) days after the date of the last applicable election date and is drilled as proposed in accordance with this Agreement, any PARTY electing not to participate shall be deemed to have relinquished its operating rights in such well as if it were a

NON-CONSENT WELL.  However, in the situation in which a rig is on location and standby charges are accumulating, thus precipitating a forty-eight (48)  hour response period, the well must be commenced within fifteen (15) days.  If no operations are begun within such time period, the effect shall be as if the proposal had not been made. Operations shall be deemed to have commenced (a)  on the date the contract for a new platform is let, if the notice indicated the need for such platform; or (b)  the date rigging-up operations are commenced.

Recoupment of costs shall be determined by Sections 12.2 and 12.5, if applicable, and the drilling of such well shall be governed by Article XII as applicable; however, percentages under Section 12.2 shall be as follows:



          12.2.1a)  Eight hundred percent (800%)

          12.2.1b)  Three hundred percent (300%)

          12.2.1c)  One hundred percent   (100%)

          12.2.1d)  One hundred percent   (100%)

PROVIDED HOWEVER, if the proposed EXPLORATORY WELL is the initial well drilled by the PARTIES on the LEASE, then any NON-PARTICIPATING PARTY shall permanently assign its entire interest in the LEASE to the PARTICIPATING PARTIES and the recoupment of cost provision of this Article and Article XII shall not apply,

but the NON-PARTICIPATING PARTY shall not be relieved of any obligation accruing prior to such assignment.





     10.4  COURSE OF ACTION AFTER DRILLING TO INITIAL OBJECTIVE

          DEPTH



          10.4.1    CASING POINT ELECTION.   After an EXPLORATORY WELL has been

drilled for all PARTIES to CASING POINT, and all authorized logging and testing has been completed, OPERATOR shall immediately notify the other PARTICIPATING

PARTIES in writing  of OPERATOR'S proposal for further operations thereon.  Each

PARTICIPATING PARTY, within forty-eight (48) hours after receipt of such notice,

shall advise the OPERATOR and the other PARTICIPATING PARTIES in writing whether it accepts OPERATOR'S recommendation or makes additional recommendations as to further operations with respect to such well.  If additional recommendations are made, the PARTICIPATING PARTIES shall have an additional twenty-four (24) hours to respond.  If all PARTICIPATING PARTIES elect to abandon the well at that point, it shall be plugged and abandoned at their joint cost and expense.



If less than all, but one (1) or more PARTICIPATING PARTIES owning at least twenty-five  percent (25%) in interest in the well elect to conduct a specific operation, other than plugging and abandoning the well, the PARTIES so electing shall conduct such operation as a NON-CONSENT OPERATION under the provisions of

Article 12.  In the sole opinion of OPERATOR, if the well is in such a condition that a reasonably prudent Operator would not conduct the contemplated operations due to concern for jeopardizing or losing the same prior to completing the well in the objective depth or objective formation, such election shall not be given the priority herein above set forth.  If at any time there is more than one operation proposed in connection with any well subject to this Agreement, and in the event no one proposed operation receives the approval of one or more

PARTICIPATING PARTIES owning fifty-one percent (51%) in interest in the well,

such operations shall be conducted in the following order of priority:



          (a)  further log or test the well,

          (b)  complete the well as originally planned,

          (c)  plug-back the well and attempt to complete it in a shallower zone in ascending order,

          (d)  sidetrack the well to another bottom hole location,

          (e)  deepen the well in the order made,

          (f)  other operations in the well,

          (g)  temporarily  plug and abandon the well,

          (h)  permanently plug and abandon the well.





If all PARTIES approve a proposal or counter-proposal, OPERATOR shall conduct the operation at the PARTICIPATING PARTIES cost and risk.  A proposal to complete, rework or recomplete a well at a particular depth will take precedence over a proposal to complete, rework or recomplete the well above such depth,

with a deeper proposal for such operations always taking precedence over a shallower proposal.  Proposals for such operations at any depth will take precedence over proposals to deepen the well below its originally proposed total depth or to sidetrack the well once it has reached such depth with a proposal to sidetrack taking precedence over a proposal to deepen.  Proposals of the same type shall be given precedence in the order in which they are made.  No action shall be required on a proposal while there is pending a proposal, with precedence being on the same well on which the PARTIES have not acted or on which work has not been completed.



                                     ARTICLE XI

                            DEVELOPMENT WELL OPERATIONS



     11.1  OPERATIONS BY ALL PARTIES.  Any PARTY may propose a DEVELOPMENT

OPERATION, including any platform required by such operations, by notifying the other PARTIES.  If all PARTIES elect to participate in the proposed operation,

OPERATOR shall conduct such operation for the benefit of the PARTIES at their cost and risk.



     11.2  SECOND OPPORTUNITY TO PARTICIPATE.  If fewer than all PARTIES elect to participate, the OPERATOR shall inform the PARTIES of the elections made,

whereupon any PARTY originally electing not to participate may then elect to participate by notifying the OPERATOR within forty-eight (48) hours after receipt of such information.  Thereafter, if fewer than all PARTIES elect to participate, the PARTICIPATING PARTIES shall be afforded the alternatives as set out under Article 10.3.

     11.3  OPERATIONS BY FEWER THAN ALL PARTIES.  Except for a DEVELOPMENT

WELL(S) under Section 12.7, if fewer than all PARTIES, but one (1) or more

PARTIES having a combined WORKING INTEREST of fifty percent (50%) or more approve a DEVELOPMENT OPERATION, OPERATOR shall conduct such operation pursuant to Article XII.  If such operations are to be conducted from an existing platform, the operations participated in by all of the PARTIES shall have preference, unless otherwise agreed to by the PARTIES hereto.



     11.4  TIMELY OPERATIONS.  Operations shall be commenced within ONE HUNDRED

FIFTY (150) days following the date upon which the last applicable election may be made.  If no operations are begun within such time period, the effect shall be as if the proposal had not been made.  Operations shall be deemed to have commenced (a) on the date the contract for a new platform is let, if the notice indicated the need for such platform; or (b) on the date rigging-up operations are commenced on an existing platform.



     11.5  COURSE OF ACTION AFTER DRILLING TO INITIAL OBJECTIVE DEPTH.  After

any DEVELOPMENT WELL has reached its objective depth, the identical procedures and alternatives provided under Article 10.4 shall apply.



     11.6  DEEPER DRILLING.  If a well is proposed to be drilled below the deepest producible zone penetrated by a PRODUCIBLE WELL on the LEASE any PARTY may elect to participate either in the well as proposed or to the base of the deepest producible zone.  A PARTY electing to participate in such well to the base of said zone shall bear its proportionate part of the cost and risk of drilling to said zone including completion or abandonment.  All operations below the depth to which such PARTY agreed to participate shall be governed by Article

X.



                                    ARTICLE XII

                               NON-CONSENT OPERATIONS



     12.1  NON-CONSENT OPERATIONS.  OPERATOR shall conduct NON-CONSENT

OPERATIONS at the sole risk and expense of the PARTICIPATING PARTIES, in accordance with the following provisions;



          12.1.1    NON-INTERFERENCE.  NON-CONSENT OPERATIONS shall not

interfere unreasonably with operations being conducted by all PARTIES.

          12.1.2    MULTIPLE COMPLETION LIMITATION.  NON-CONSENT OPERATIONS

shall not be conducted in a well having multiple completions unless:  (a)  each completion is owned by the same PARTIES in the same proportions; (b)  the well is incapable of producing from any of its current completions; or (c)  all

PARTICIPATING PARTIES in the well consent to such operations.



          12.1.3    METERING.  In NON-CONSENT OPERATIONS, production need not be separately metered but may be determined on the basis of well test.



          12.1.4    LIENS.  In the conduct of NON-CONSENT OPERATIONS, the

PARTICIPATING PARTIES shall keep the LEASE free and clear of liens and encumbrances.



          12.1.5    NON-CONSENT WELL.  Operations on a NON-CONSENT WELL shall

not be conducted in any producible zone penetrated by a PRODUCIBLE WELL without approval of each NON-PARTICIPATING PARTY unless; (a)  such zone shall have been designated in the notice as a completion zone; (b) completion of such well in said zone will not increase the well density governmentally prescribed or approved for such zone; and (c) the horizontal distance between the vertical projections of the midpoint of the zone in such well and any existing well in the same zone will be a least one thousand (1,000) feet if an oil-well completion or two thousand (2,000) feet if a gas-well completion

Subject to the foregoing provisions of this Article, until the PARTICIPATING

PARTIES in a NON-CONSENT WELL have recouped the amount to which they are entitled hereunder, they may conduct any reworking operation on such well which they may desire, including plugging back to a shallower zone but only if such shallower zone is subject to NON-CONSENT elections in the original proposal.  In this event, the cost of such reworking operation shall be subject to the penalty provisions of Section 12.2.1.



          12.1.6    COST-INFORMATION.  OPERATOR shall, within one hundred twenty

(120) days after completion of a NON-CONSENT WELL, furnish the PARTIES an inventory and an itemized statement of the cost of such well and equipment pertaining thereto.  OPERATOR shall furnish to the PARTIES a monthly statement showing operating expenses and the proceeds from the sale of production from the well for the preceding month.

          12.1.7    COMPLETIONS.  For the purposes of determinations hereunder,

each completion shall be considered a separate well.



     12.2.  RELINQUISHMENT OF INTEREST.  Upon commencement of NON-CONSENT

OPERATIONS, each NON-PARTICIPATING PARTY'S interest and leasehold operating rights in the NON-CONSENT OPERATION and title to production therefrom shall be owned by and vested in each PARTICIPATING PARTY in proportion to its

PARTICIPATING INTEREST  for as long as the operations originally proposed are being conducted or production is obtained, subject to Sections 12.2.1 and

12.2.2.



          12.2.1    PRODUCTION REVERSION PENALTIES.  Except as to such

operations conducted pursuant to Section 12.7 or for the initial EXPLORATORY

WELL referred to in Section 10.3, such interest, rights and title shall revert to each NON-PARTICIPATING PARTY when the PARTICIPATING PARTIES have recouped out of the proceeds of production from such NON-CONSENT OPERATIONS an amount equal to the sum of the following:



               (a)  Six hundred percent (600%) of the cost of drilling,

          completing, recompleting, sidetracking, deepening, deviating or plugging back each NON-CONSENT WELL and equipping it through the wellhead connections, reduced by any contribution received under

          Section 21.1; plus,



               (b)  Three hundred percent (300%) of the cost of FACILITIES necessary to carry out the operation; plus,



               (c)  One hundred percent (100%) of the cost of using any

          FACILITIES already installed determined pursuant to Section 12.6 below; plus,



               (d)  One hundred percent (100%) of the cost of operating

          expenses, royalties and severance, gathering, production and windfall profit taxes.



Recoupment of costs shall be in the order listed above.  Upon  the recoupment of such costs, a NON-PARTICIPATING PARTY shall become a PARTICIPATING PARTY in such operations.



          12.2.2    NON-PRODUCTION REVERSION.  If such NON-CONSENT OPERATIONS

fail to obtain production or such operations result in production which ceases prior to recoupment by the PARTICIPATING PARTIES of the penalties provided for above, such operating rights shall revert to each NON-PARTICIPATING PARTY except that all NON-CONSENT wells, platforms and FACILITIES shall remain vested in the PARTICIPATING PARTIES; however, any salvage in excess of the sum remaining under Section 12.2.1 shall be credited to all PARTIES.



     12.3  DEEPENING OR SIDETRACKING OF NON-CONSENT WELL.  If any PARTICIPATING

PARTY proposes to deepen or sidetrack a NON-CONSENT WELL, a NON-PARTICIPATING

PARTY may participate by notifying the OPERATOR within fifteen (15) days after receiving the proposal (48 hours if a rig is on location) that it will join in the (deepening or sidetracking) operations, and  by paying to the PARTICIPATING

PARTIES an amount equal to such NON-PARTICIPATING PARTY'S share of the actual costs of drilling and casing such well to the point at which such deepening or sidetracking operation is commenced.  The PARTICIPATING PARTIES shall continue to be entitled to recoup the full sum specified in Section 12.2.1 applicable to the NON-CONSENT WELL, less the amount paid under this section, out of the proceeds of production from the NON-CONSENT portion of the well.



     12.4  OPERATIONS FROM NON-CONSENT PLATFORMS.  Subject to the following,

a PARTY which did not originally participate in a platform shall be a

NON-PARTICIPATING PARTY as to ownership therein and all operations thereon until the PARTICIPATING PARTIES as to such platform have recouped the full sum specified in Section 12.2.1 applicable to such NON-CONSENT PLATFORM and the NON-CONSENT OPERATIONS which resulted in the setting of such PLATFORM and other NON-CONSENT OPERATIONS thereon or therefrom.  However, an original

NON-PARTICIPATING PARTY may participate in additional operations from such

PLATFORM by notifying the OPERATOR within thirty (30) days after receiving a proposal for operations from such PLATFORM (48 hours if a rig is on location and standby rig charges are being incurred) that it will join in such proposed operations by paying to the PARTICIPATING PARTIES in such PLATFORM an amount equal to 300% of such NON-PARTICIPATING PARTY'S share of the actual cost of such PLATFORM, less any recoupment therefor previously obtained.

Thereafter, such original NON-PARTICIPATING PARTY in the PLATFORM shall own its proportionate share thereof. The PARTICIPATING PARTIES in such

NON-CONSENT PLATFORM shall continue to be entitled to recoup the full sum specified in Section 12.2.1 applicable to any other NON-CONSENT OPERATIONS thereon or therefrom.

     12.5  DISCOVERY OR EXTENSION FROM MOBILE DRILLING OPERATIONS.  If a

NON-CONSENT WELL drilled from a mobile drilling rig or floating drilling vessel results in the discovery or extension of productive formations and, if within one (1) year from the date the drilling equipment is released, a platform or other fixed structure is ordered and if its location is within one thousand (1,000) feet from an oil well or three thousand (3,000) feet if gas, from the vertical projection of the bottom-hole location of any such well (unless limited by surface restrictions), the recoupment of amounts applicable to such well under Section 12.2.1 shall be out of such original

NON-PARTICIPATING PARTY'S SHARE of all production from such NON-CONSENT WELL and one-half of its share of production from all other wells on the platform or other fixed structure drilled to develop reserves resulting from the discovery or extension of productive formations in said NON-CONSENT WELL in which the NON-PARTICIPATING PARTY in such NON-CONSENT WELL has a

PARTICIPATING INTEREST.



     12.6  ALLOCATION OF PLATFORM COSTS TO NON-CONSENT OPERATIONS.

NON-CONSENT OPERATIONS shall be subject to further conditions as follows:



          12.6.1    CHARGES.  If a NON-CONSENT WELL is drilled from a platform

(and is producible or the slot is otherwise rendered unusable), the

PARTICIPATING PARTIES in such well shall pay to the OPERATOR for credit to the owners of such platform a charge (due upon completion of operations for such

NON-CONSENT WELL) for the right to use the platform and its FACILITIES as follows:



               (a)  Such PARTICIPATING PARTIES shall pay a sum equal to that portion of the total cost of the platform (including, but not by way of limitation, costs of design, materials, fabrication,

          transportation, installation and other costs associated therewith,

          plus any repairs and maintenance expense resulting from the drilling of such well not provided in Section 12.6.2), which one platform slot bears to the total number of slots on the platform.  If the

          NON-CONSENT WELL is abandoned, the right of the PARTICIPATING PARTIES to use that platform slot shall terminate unless such PARTIES commence drilling a substitute well from the same slot within ninety (90) days after abandonment.



               (b)  If the NON-CONSENT WELL production is handled through existing FACILITIES,  the PARTICIPATING PARTIES shall pay the owners of the facilities a sum equal to that portion of the total cost of such FACILITIES which the number of completions in said NON-CONSENT

          WELL bears to the total number of completions utilizing the

          FACILITIES.



          12.6.2  OPERATING AND MAINTENANCE CHARGES.  The PARTICIPATING PARTIES

shall pay all costs necessary to connect a NON-CONSENT WELL to the FACILITIES and that proportionate part of the expense of operating and maintaining the platform and other FACILITIES applicable to the NON-CONSENT WELL, including the cost of insurance thereon or in connection therewith, whether by insurance policy of self-insurance by each PARTY for its interest or by OPERATOR for the joint account.  Platform operating and maintenance expenses shall be allocated equally to all completions served and operating and maintenance expenses for the other FACILITIES shall be allocated equally to producing completions.



          12.6.3    PAYMENTS.  Payments of sums pursuant to Section 12.6.1 is

not a purchase of an additional interest in the platform or other FACILITIES.

Such payments shall be included in the total amount which the PARTICIPATING

PARTIES are entitled to recoup out of production from the NON-CONSENT WELL.



     12.7  NON-CONSENT DRILLING TO MAINTAIN LEASE.  A lease maintenance operation is defined for the purposes of this paragraph as one required to maintain the joint LEASE or a portion thereof, at its expiration date or otherwise.  This shall include, but not be limited to, a well proposed to be and actually commenced and drilled during the last year of the primary term of the

LEASE, or subsequent thereto, when:  (a)  the LEASE, or affected portion thereof, is not otherwise being held by operations or production; (b) a

PRODUCIBLE WELL(S) thereon has not established sufficient reserves, as determined by one (1) or more PARTICIPATING PARTIES owning fifty percent (50%)

working interest in the well, to justify a platform; or (c) any governmental agency having jurisdiction requires the same to avoid loss or forfeiture of all or any portion of the LEASE. Any PARTY may propose and carry out (no percentage vote required) a lease maintenance operation and any PARTY(S)

electing not to participate in such an operation will assign to the

PARTICIPATING PARTIES in the proportions in which they participate therein,

all of its rights, titles and interest in such LEASE block, or the affected portion thereof, free and clear of any burdens thereon occurring since the effective date of this Agreement as provided herein, retaining, however, its interest in previously completed wells which are producing, shut-in or temporarily abandoned.  Such assignment, effective upon commencement of lease maintenance operations,  will be promptly signed before witnesses,

acknowledged and delivered to the PARTICIPATING PARTIES.  If only a portion of the LEASE is involved, the PARTICIPATING PARTIES at their election may require an assignment of operating rights in lieu of the assignment of all interest.  Upon acceptance by assignees, the assigning PARTY will thereupon cease to be a PARTY hereto as to the assigned interest, subject to final accounting between the PARTIES.  If such assignment is not accepted by the

Assignees, they shall promptly prepare a release of such affected LEASE or portion thereof which shall be executed by all PARTIES.  However, nothing herein contained will be construed to permit any PARTY to refuse to pay in cash its share of the cost and expense of any operation required on the joint

LEASE block by final order of any governmental authority or court having jurisdiction.



          12.7.1    RETENTION OF LEASE BY NON-CONSENT WELL.  If a NON-CONSENT

WELL is the only well on the LEASE(S) and is serving to perpetuate the

LEASE(S), within thirty (30) days after expiration of the LEASE(S) primary term, each NON-PARTICIPATING PARTY shall elect one of the following;



               (a)  Immediately assign its entire interest in the LEASE(S) to the PARTICIPATING PARTIES in the proportions in which the NON-CONSENT

          OPERATION was conducted; or



               (b)  Immediately pay to the PARTICIPATING PARTIES its share of all costs associated with such well, less any recoupment therefor previously obtained, such payment to be credited against the total amount to be recovered out of its share of production by the PARTICIPATING PARTIES pursuant to Article X or XII, whichever is applicable.



     12.8  ALLOCATION OF COSTS (SINGLE COMPLETION).  For the purpose of allocating costs on any well in which the ownership is not the same for the entire depth, the cost of drilling, completing or equipping such well shall be allocated on the following basis:



               (a)  Intangible drilling, completion and material costs

          (including casing and tubing costs) from the surface to a depth one hundred (100) feet below the base of the completed zone shall be charged to the owners or the PARTIES participating in that zone.



               (b)  Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the completed zone to total depth shall be charged to the owners or the PARTIES participating in the costs to total depth.



     12.9  ALLOCATION OF COSTS (MULTIPLE COMPLETIONS).  For the purpose of allocating costs on any well completed in dual or multiple zones in which the ownership is not the same for the entire depth or the completions thereof, the cost of drilling, completing and equipping such well shall be allocated on the following basis:



               (a)  Intangible drilling, completion (including wellhead

          equipment), casing string and material costs, other than tubing costs,

          from the surface to a depth one hundred (100) feet below the base of the upper completed zone shall be divided equally between the completed zones and charged to the owners thereof or the PARTIES participating in such zone.



               (b)  Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the upper completed zone to a depth one hundred

          (100) feet below the base of the second completed zone shall be divided equally between the second and any other zone completed below such depth and charged to the owners
          thereof or to the PARTIES participating in each zone.  If the well is completed in additional zones, the costs applicable to each such zone shall be determined and charged to the owners thereof in the same manner as prescribed by the dual zones completion.



               (c)  Intangible drilling, completion, casing string and material costs, other than tubing costs, from a depth one hundred (100) feet below the base of the lower completed zone to total depth shall be charged to the owners or the PARTIES participating in the costs to total depth.



               (d)  Costs of tubing strings serving each separate zone shall be charged to the owners or the PARTIES participating in each zone.



               (e)  For the purposes of allocating tangible and intangible costs between zones that occur at less than one hundred (100) foot intervals, the costs for the distance between the base of the upper zone to the top of the next lower zone shall be allocated equally between zones.



     12.10  ALLOCATION OF COSTS (DRY HOLE).   For the purpose of allocating

costs on any well determined to be a dry hole, in which the ownership is not the same for the entire depth or the completion thereof, the cost of drilling,

plugging and abandoning such well shall be allocated on the following basis:



               (a)  Costs to drill, plug and abandon a well proposed for

          completion in single, dual, or multiple zones shall be charged to the

          PARTICIPATING PARTIES in the same manner as if the well were completed as a producing well in all zones as proposed.



               (b)  Plugging and abandoning of any well following any deepening,

          completion attempt or other operation shall be at the sole risk and expense of the PARTICIPATING PARTIES in such operation, subject however to the provisions of Section 10.4.



     12.11  INTANGIBLE DRILLING AND COMPLETION ALLOCATIONS.  For the purpose of calculations hereunder, intangible drilling and completion costs, including non-controllable material costs, shall be allocated between zones, including the interval from the lower completed zones to total depth, on a drilling day ratio basis beginning on the day the rig arrives on location and terminating when the rig is released.



     12.12  OPERATED WELLS.   The designated OPERATOR hereunder shall operate

all wells drilled pursuant to the NON-CONSENT provision of this Agreement.

However, if the NON-CONSENT WELL is drilled from a mobile drilling rig and if the designated OPERATOR is a NON-PARTICIPATING PARTY therein, the PARTICIPATING

PARTY owning the largest PARTICIPATING INTEREST shall serve as OPERATOR for the drilling and completion of such well, unless the PARTICIPATING PARTIES agree otherwise.  Upon completion of any such well as a productive well (completion through the wellhead), the well shall be turned over to the designated OPERATOR for further operations.

                                    ARTICLE XIII

                                     FACILITIES



     13.1  APPROVAL.  Any PARTY may propose the installation of FACILITIES by notice to the other PARTIES with information adequate to describe the proposed

FACILITIES and the estimated costs.  The affirmative vote of one (1) or more

PARTIES having a combined PARTICIPATING INTEREST of fifty percent (50%) or more in the wells to be served shall be required before such FACILITIES may be installed.  If such required approval is obtained, the PARTICIPATING PARTIES therein shall proceed with the installation of such FACILITIES at their sole cost, risk and expense and the NON-PARTICIPATING PARTIES in such FACILITIES shall have no rights with respect thereto, subject to recoupment of amounts set forth under Article 12.2.1 from the completions served thereby.  Each PARTIES'

share shall be calculated by multiplying the total cost of the FACILITIES by a fraction, the numerator of which is that PARTY'S number of PRODUCIBLE WELL completions served by the FACILITIES and the denominator of which is the total number of PRODUCIBLE WELL completions served by the FACILITIES.  Nothing hereunder shall limit a PARTY'S rights under Section 22.1, however, a PARTY acting thereunder shall not be required to pay for joint account FACILITIES that duplicate its FACILITIES constructed pursuant to Section 22.1



                                    ARTICLE XIV

                              ABANDONMENT AND SALVAGE



     14.1  PLATFORM SALVAGE AND REMOVAL COSTS.  When the PARTIES owning

FACILITIES consisting of a platform, mutually agree to dispose of such platform it shall be disposed of by the OPERATOR as approved by such PARTIES.  The costs,

risks and net proceeds, if any, resulting from such disposition shall be shared by such PARTIES in proportion to their PARTICIPATING INTEREST.  To secure the availability and sufficiency of funds for the dismantling, abandonment and removal of such platform, the PARTICIPATING PARTIES, prior to the construction shall assign to a trustee of a bank (the "Assignee") an overriding royalty interest equal to one-half percent (1/2%) of the whole of the oil, gas and other minerals produced, saved and marketed from the LEASE.  The assignee shall be selected by an affirmative vote of two or more parties having a combined

PARTICIPATING INTEREST of fifty percent

(50%) or more.  The assigned overriding royalty interest shall burden the interest of the parties in proportion to their participation in the platform.



     The assignee, who shall have no interest in the overriding royalty interest, shall receive the proceeds and place same in an interest bearing account or in insured certificates of deposit (the "Abandonment Fund").  If a platform is not constructed within one year of the date of overriding royalty interest is assigned, the overriding royalty shall terminate and the assignee shall reassign the interest and disburse the Abandonment Fund.



     Any proposal to construct a platform shall provide estimated cost of dismantling, abandonment and removal of same.  At such time as the Abandonment

Fund equals these estimated costs, the overriding royalty shall be assigned to the PARTICIPATING PARTIES by the assignee.  Similarly, any excess Abandonment

Funds after complete dismantling, abandonment and removal costs are paid shall be disbursed to the PARTICIPATING PARTIES in proportion to their interest.



     A PARTICIPATING PARTY's interest in the Abandonment Fund may only be assigned or transferred in conjunction with an assignment or transfer of the subject leases.



     In lieu of an assignment of overriding royalty interest, any PARTICIPATING

PARTY may elect to furnish an irrevocable letter of credit in favor of the assignee, or proof of coverage under adequate plugging and abandonment bonds,

subrogated in favor of the OPERATOR, to provide for that PARTY's estimated proportionate share of platform dismantling, removal and abandonment costs.  The letter of credit or plugging and abandonment bonds shall provide that either instrument shall remain in force in the event of a transfer or assignment of the

PARTY's interest until such time as the transferee or assignee provides a similar irrevocable letter of credit or plugging and abandonment bonds.



     14.2  PURCHASE OF SALVAGE MATERIALS.  OPERATOR shall give all PARTIES written notice when it is determined under Section 14.1 that FACILITIES or other materials are not needed for further operations and may be moved from the LEASE.

Within fifteen (15) days after receipt of such notice any PARTY desiring to acquire such materials shall give OPERATOR written notice of such fact.  If more than
one PARTY desires to acquire such materials, OPERATOR shall designate a time and place at which each PARTY may submit written bids for such materials. If only one PARTY desires to acquire such materials, it may do so on the basis of the value thereof as determined in accordance with the provisions of

Exhibit "C", with prefabricated materials being valued on the basis of cost including but not limited to cost of fabrication.  All materials removed from the LEASE shall be removed at the expense of the PARTIES unless purchased hereunder, then at the expense of the acquiring PARTY.  In the event no PARTY desires to purchase said materials, the materials shall be disposed of in accordance with the provisions of Exhibit "C".



     14.3  ABANDONMENT OF PRODUCING WELL.  Any PARTY may propose the abandonment of a well by notifying the other PARTIES, who shall have the time period set forth in Section 9.3.2 from receipt thereof within which to respond.  No well shall be abandoned without the mutual consent of the

PARTICIPATING PARTIES.  The PARTICIPATING PARTIES not consenting to the abandonment shall pay to each PARTICIPATING PARTY desiring to abandon its share of the current value of the well's salvageable material and equipment as determined pursuant to Exhibit "C", less the estimated current costs of salvaging same and of plugging and abandoning the well as determined by the

PARTICIPATING PARTIES.  Provided, however, if such salvage value is less than such estimated current costs, then each PARTICIPATING PARTY desiring to abandon shall pay to OPERATOR for the benefit of the PARTICIPATING PARTIES not consenting to abandonment a sum equal to its share of such deficiency.



     14.4  ASSIGNMENT OF INTEREST.  Each PARTICIPATING PARTY desiring to abandon a well pursuant to Section 14.3 shall assign effective as of the last applicable election date, to the non-abandoning PARTIES, in proportion to their PARTICIPATING INTERESTS, its interest in such well and the equipment therein and its ownership in the production of such well.  Any PARTY so assigning shall be relieved from any further liability with respect to said well except as to any accrued liability.



     14.5  ABANDONMENT OPERATIONS REQUIRED BY GOVERNMENTAL AUTHORITY.  Any well abandonment or platform removal required by a governmental authority shall be accomplished by OPERATOR with the costs, risks and net proceeds, if any, to be shared by the PARTIES owning such well or platform in proportion to their PARTICIPATING INTEREST.



                                     ARTICLE XV

                                     WITHDRAWAL



     15.1  WITHDRAWAL.  Any PARTY may withdraw from this Agreement and thereby be relieved of all responsibilities with respect to the LEASE by giving notice to the other PARTIES of such desire together with an offer to convey at no cost by a recordable instrument, without warranty, express or implied, except for its own acts, all of its interest in and to the LEASE, the oil and gas, and the property and equipment owned hereunder.  Any such conveyance or assignment shall be free and clear of any overriding royalties, production payments or other burdens on production created after the effective date of this Agreement and shall be subject to the LEASE provisions and to the rules and regulations of the lessor.  If any PARTY(S) desires to acquire such interest and to assume the obligations of the assigning PARTY under this Agreement and the LEASE, the withdrawing PARTY shall deliver such conveyance or assignment ratably to the acquiring PARTIES, unless the acquiring PARTIES agree otherwise.  If no PARTY desires to acquire such interest, the PARTY desiring to withdraw may do so only by paying to those PARTIES not desiring to withdraw its pro-rata share of the estimated costs of plugging and abandoning all wells and removal of all platforms, structures and other equipment on the LEASE, less any salvage value approved under the voting procedure hereof, and such withdrawing PARTY shall remain liable for any costs, expenses or damages theretofore accrued or arising out of any event occurring prior to such PARTY'S withdrawal.  Thereafter, the withdrawing PARTY shall assign its entire interest ratably to the remaining

PARTIES.  If the remaining PARTIES do not wish to continue operations on the

LEASE, all PARTIES shall proceed with abandoning and surrendering the same.



     15.2  LIMITATIONS ON WITHDRAWAL.   No PARTY shall be relieved of its

obligations hereunder during a well or platform fire, blowout or other emergency thereon, buy may withdraw from this Agreement and be relieved of such obligations after termination of such emergency, provided such PARTY shall be and remain liable for its full share of all costs arising out of said emergency,

including without limitation,
the drilling of a relief well, containment and cleanup of oil spill and pollution and all costs of platform debris removal made necessary by the emergency.



                                    ARTICLE XVI

                       RENTALS, ROYALTIES AND OTHER PAYMENTS



     16.1  CREATION OF OVERRIDING ROYALTY.  If after the effective date of this

Agreement, any PARTY creates any overriding royalty, production payment or other burden payable out of production attributable to such PARTY'S WORKING INTEREST in the LEASE owned and if any other PARTY(S) becomes entitled to an assignment pursuant to the provisions of this Agreement (except for Paragraph 26.2) or as a result of NON-CONSENT OPERATIONS hereunder becomes entitled to receive the

WORKING INTEREST otherwise belonging to a NON-PARTICIPATING PARTY in such operations, the PARTY entitled to receive the assignment from or the WORKING

INTEREST production of such NON-PARTICIPATING PARTY shall receive same free and clear of such burdens, and the NON-PARTICIPATING PARTY creating such burdens shall save the PARTICIPATING PARTIES harmless with respect to the receipt of such assigned interest or such WORKING INTEREST production.



     16.2  PAYMENT OF RENTALS AND MINIMUM ROYALTIES.  OPERATOR shall pay all rentals, minimum royalties, or similar payments accruing under the terms of the

LEASE and submit evidence of such payment to the PARTIES.  As to any production delivered in kind by OPERATOR to any NON-OPERATOR or to another for the account of such NON-OPERATOR, said NON-OPERATOR shall provide OPERATOR with information as to the proceeds or value of such production in order that the OPERATOR may make payment of any minimum royalty due.  The amount of such payment for which each PARTY is responsible shall be charged by the OPERATOR to such PARTIES.

OPERATOR shall diligently attempt to make proper payment, but shall not be held liable to the PARTIES in damages for the loss of any LEASE or interest therein of through mistake or oversight any rental or minimum royalty payment is not paid for or is erroneously paid.  The loss of any LEASE or interest therein which results from a failure to pay or an erroneous payment of rental or minimum royalty shall be a joint loss and there shall be no readjustment of interest.



     16.3  NON-CONCURRENCE IN PAYMENTS.  Should any PARTY(S) not concur in the payment of any rental, minimum royalty or similar payment, such

PARTY(S) shall notify OPERATOR and all other owners in writing at least sixty

(60) days prior to the date on which such payment is due or accrues; and, in this event OPERATOR shall make such payment for the benefit of all concurring

PARTIES.  In such event the non-concurring PARTY(s) shall, upon request of any concurring PARTIES, assign to the concurring PARTIES in the ratio that each concurring PARTY'S interest at the time bears to the total interest of all concurring PARTIES, without warranty, except for its own acts, such portions of its interest in and to the LEASE or portion thereof involved as would be maintained by such payment. That assignment shall be free and clear of any overriding royalties, production payments or other burdens on production created after the effective date hereof. Thereafter, the LEASE, or portion thereof, involved shall no longer be subject to this Agreement.  The

PARTIES then owning such LEASE or portion thereof agree to operate said LEASE or portion thereof under a separate agreement in the same form as this

Agreement.



     16.4  ROYALTY PAYMENTS.  Each PARTY shall pay, deliver or cause to be paid or delivered its pro-rata share of LEASE royalties, overriding royalties,

payments out of production or other amounts or charges which may be or become payable out of its share of production and shall hold the other PARTIES free from any liability therefor.  During any time in which PARTICIPATING PARTIES in a NON-CONSENT OPERATION are entitled to receive a NON-PARTICIPATING PARTY'S share of production, the PARTICIPATING PARTIES shall bear the LEASE royalty due with respect to such share of production and shall hold the NON-PARTICIPATING

PARTIES harmless from liability in connection therewith.  Any PARTY acting under the provisions of the Article shall never be liable for a standard of performance in making such payments or deliveries in excess of a good faith effort to pay or deliver same prior to the due date and no liability (other than the liability to correct such payment) shall be incurred for failure through error or omissions of the employees of any such PARTY to make payment or delivery within the  time, in the manner and for the amounts due.



     16.5  FEDERAL OFFSHORE OIL POLLUTION COMPENSATION FUND FEE.  Each PARTY

agrees to pay and bear the Federal Offshore Oil Pollution Compensation Fund Fee

payable on its share of oil produced, such fee being required by Section 302 of the Outer Continental Shelf Lands Act Amendment of 1978 and any regulation lawfully promulgated pursuant thereto; provided, however, should the oil owned by a PARTY be reported by another PARTY, it shall be the obligation of such reporting PARTY and such reporting PARTY is specifically authorized to an agrees to pay the Federal Offshore Oil Pollution Compensation Fund Fee on those volumes which it reports for the benefit of the non-reporting PARTY, and such reporting

PARTY may charge such non-reporting PARTY for the payments so made.



                                    ARTICLE XVII

                                       TAXES



     17.1  PROPERTY TAXES.  OPERATOR shall render property covered by this

Agreement as may be subject to ad valorem taxation and shall pay such property taxes for the benefit of each PARTY.  OPERATOR shall charge each PARTY its share of such tax payments.  If the OPERATOR is required hereunder to pay ad valorem taxes based in whole or in part upon separate valuation of each PARTY'S WORKING

INTEREST, then notwithstanding anything to the contrary herein, charges to the

Joint Account shall be made and paid by the PARTIES hereto in accordance with the percentage of tax value generated by each PARTY'S WORKING INTEREST.



     17.2  CONTEST OF PROPERTY TAX VALUATION.  OPERATOR shall timely and diligently protest to a final determination any valuation it deems unreasonable.

Pending such determination, OPERATOR may elect to pay under protest.  Upon final determination, OPERATOR shall pay the taxes and any interest, penalty or cost accrued as a result of such protest.  In either event, OPERATOR shall charge each PARTY its share.



     17.3  PRODUCTION AND SEVERANCE TAXES.  Each PARTY shall pay, or cause to be paid, all production, severance and windfall profits taxes due on any production which it received pursuant to the terms of this Agreement.



     17.4  OTHER TAXES AND ASSESSMENTS.  OPERATOR shall pay other applicable taxes or assessments and charge each PARTY its share.



                                   ARTICLE XVIII

                                     INSURANCE



     18.1  INSURANCE.  OPERATOR shall obtain the insurance provided in Exhibit

"B" and charge each PARTICIPATING PARTY its proportionate share of the cost of such coverage.

                                    ARTICLE XIX

                           LIABILITY, CLAIMS AND LAWSUITS



     19.1  INDIVIDUAL OBLIGATIONS.  The obligations, duties and liabilities of the PARTIES shall be several and not joint or collective; and nothing contained herein shall ever be construed as creating a partnership of any kind, joint venture, association or other character of business entity recognizable in law for any purpose.  Each PARTY shall hold all the other PARTIES harmless from liens and encumbrances on the LEASE arising as a result of its acts.



     19.2  NOTICE OF CLAIM OR LAWSUIT.  If a claim is made against any PARTY or if any PARTY is sued on account of any matter arising from operations hereunder,

such PARTY shall give prompt written notice to the other PARTIES.



     19.3  SETTLEMENTS.  OPERATOR may settle any single damage claim or suit involving operations hereunder if the expenditure does not exceed Ten Thousand

Dollars ($10,000.00), if the claim is not covered by Exhibit "B" and if the payment is in complete settlement of such claim or suit.



     19.4  LEGAL EXPENSE.  Legal Expenses shall be handled pursuant to Exhibit

"C".



     19.5  LIABILITY FOR LOSSES, DAMAGES, INJURY OR DEATH.  Liability for

losses, damages, injury or death arising from operations under this Agreement shall be borne by the PARTIES in proportion to their PARTICIPATING INTERESTS in the operations out of which such liability arises, except when such liability results from the gross negligence or willful misconduct of any party, in which case such PARTY shall be liable.



     19.6  INDEMNIFICATION.  The PARTICIPATING PARTIES agree to hold the

NON-PARTICIPATING PARTIES harmless and to indemnify and protect them against all claims, demands, liabilities and liens for property damage or personal injury, including death, caused by or otherwise arising out of NON-CONSENT

OPERATIONS, and any loss and costs suffered by any NON-PARTICIPATING PARTY as an incident thereof.



                                     ARTICLE XX

                             INTERNAL REVENUE PROVISION

     20.1  INTERNAL REVENUE PROVISION.  Notwithstanding any provisions herein that the rights and liabilities hereunder are several and not joint or collective or that this Agreement and the operations hereunder shall not constitute a partnership, if for Federal Income Tax purposes this Agreement and the operations hereunder are regarded as a partnership, then for Federal Income

Tax purposes each PARTY elects to be excluded from the application of all the provisions of Subchapter K, Chapter 1, Subtitle A, Internal Revenue Code of

1988, as permitted and authorized by Section 761 of said Code and the regulations promulgated thereunder.  OPERATOR is hereby authorized and directed to execute on behalf of each PARTY such evidence of this election as may be required by the Federal Internal Revenue Service including specifically, but not by way of limitation, all of the returns, statements and data required by

Federal Regulations 1.761.2.  Should there be any requirement that each PARTY further evidence this election, each PARTY agrees to execute such documents and furnish such other evidence as may be required by the Federal Internal Revenue

Service.  Each PARTY further agrees not to give any notices or take any other action inconsistent with the election made hereby.  If any present or future income tax law of the United States of America or any state contains provisions similar to those contained in Subchapter K, Chapter 1, Subtitle A of the

Internal Revenue Code of 1986, under which an election similar to that provided by Section 761 of said Subchapter K is permitted, each PARTY makes such election or agrees to make such election as may be permitted by such laws.  In making this election, each PARTY states that the income derived by it from the operations under this Agreement can be adequately determined without the computation of partnership taxable income.

                                    ARTICLE XXI

                                   CONTRIBUTIONS



     21.1  NOTICE OF CONTRIBUTIONS OTHER THAN ADVANCES FOR SALE OF PRODUCTION.

Each PARTY shall promptly notify the other PARTIES of all contributions which it may obtain, or is attempting to obtain, concerning the drilling of any well on the LEASE.  Payments received as consideration for entering into a contract for sale of production from the LEASE, loans and other financing arrangements shall not be considered contributions for the purposes of the Article.  No PARTY shall release or obligate itself or release information in return for a contribution from an outside party toward the drilling of a well without prior written consent of the other PARTICIPATING PARTIES therein.



     21.2  CASH CONTRIBUTIONS.  In the event a PARTY receives a cash contribution toward the drilling of a well, said cash contribution shall be paid to OPERATOR and OPERATOR shall credit the amount thereof to the PARTIES in proportion to their PARTICIPATING INTEREST.



     21.3  ACREAGE CONTRIBUTIONS.   In the event a PARTY receives an acreage

contribution toward the drilling of a well, said acreage contribution shall be shared by each PARTICIPATING PARTY who accepts in proportion to its

PARTICIPATING INTEREST in the well.



                                    ARTICLE XXII

                             DISPOSITION OF PRODUCTION



     22.1  FACILITIES TO TAKE IN KIND.  Any PARTY shall have the right, at its sole risk and expense, to construct FACILITIES for taking its share of production in kind, provided that such FACILITIES at the time of installation do not interfere with continuing operations on the LEASE and adequate space is available therefor.



     22.2  DUTY TO TAKE IN KIND.  Each PARTY shall have the right and duty to take in kind or separately dispose of its share of the oil and gas produced and saved from the LEASE.



     22.3  FAILURE TO TAKE IN KIND.  If any PARTY fails to take in kind or dispose of its share of the oil and condensate, OPERATOR may either (a) purchase oil or condensate at OPERATOR'S posted price or, in the absence of a posted price, in no event less than the price prevailing in the area for oil of the same kind, gravity and
quality, or (b) sell such oil or condensate to others at the best price obtainable by OPERATOR, subject to revocation by the non-taking PARTY upon thirty (30) days advance notice.  All contracts of sale by OPERATOR of any

PARTY'S share of oil or condensate shall be only for such reasonable periods of time as are consistent with the minimum needs of the industry under the circumstances, but in no event shall any contract be for a period in excess of one (1) year.  Proceeds of all sales made by OPERATOR pursuant to this

Section shall be paid to the PARTIES entitled thereto.  Unless required by governmental authority or judicial process, no PARTY shall be forced to share an available market with any non-taking PARTY.



     22.4  EXPENSES OF DELIVERY IN KIND.  Any cost incurred by OPERATOR in making delivery of any PARTY'S share of oil and condensate, or disposing of same pursuant to Section 22.3, shall be borne by such PARTY.



     22.5  GAS BALANCING PROVISIONS.  Attached hereto is Exhibit "E" entitled

"Gas Balancing Agreement", containing an agreement of the PARTIES which is incorporated into this Agreement as if copied at length herein.



                                   ARTICLE XXIII

                                   APPLICABLE LAW



     23.1  APPLICABLE LAW.  THIS AGREEMENT SHALL BE INTERPRETED ACCORDING TO THE

LAWS OF THE STATE OF TEXAS.



                                    ARTICLE XXIV

                      LAWS, REGULATIONS AND NON-DISCRIMINATION



     24.1  LAWS AND REGULATIONS.  This Agreement and operations hereunder are subject to all applicable laws, rules, regulations and orders, and any provision of the Agreement found to be contrary to or inconsistent with any such law,

rule, regulation or order shall be deemed modified accordingly.



     24.2  NON-DISCRIMINATION.  In the performance of work under the Agreement,

the PARTIES agree to comply, and OPERATOR shall require each independent contractor to comply, with the governmental requirements set forth in Exhibit

"D" and with all of the provisions of Section 202(1) to (7), inclusive, of

Executive Order No. 11246, as amended.



                                    ARTICLE XXV

                                   FORCE MAJEURE

     25.1  NOTICE.  If any PARTY is rendered unable, wholly or in part, by force majeure to carry out its obligations under this Agreement, other than the obligation to make money payments, that PARTY shall give to all other PARTIES prompt written notice of the force majeure with reasonably full particulars concerning it; thereupon, the obligations of the PARTY giving the notice, so far as they are affected by the force majeure, shall be suspended during, but no longer than, the continuance of the force majeure.  The affected PARTY shall use reasonable diligence to remove the force majeure as quickly as possible.



     25.2  STRIKES.  The requirement that any force majeure shall be remedied with all reasonable dispatch shall not require the settlement of strikes.



     25.3  FORCE MAJEURE.  The term "force majeure" as herein employed shall mean an act of God, strike, lockout, or other industrial disturbance, act of the public enemy, war, blockade, public riot, lightning, fire, storm, flood,

explosion, governmental restraint, unavailability of equipment and any other cause, whether of the kind specifically enumerated above or otherwise, which is not reasonably within the control of the PARTY claiming suspension.



                                    ARTICLE XXVI

                        SUCCESSORS, ASSIGNS AND PREFERENTIAL

                                 RIGHT TO PURCHASE



     26.1  SUCCESSORS AND ASSIGNS.  This Agreement shall be binding upon and inure to the benefit of the PARTIES and their respective heirs, successors,

representatives and assigns and shall constitute a covenant running with the

LEASE.  Each PARTY shall incorporate in any assignment of an interest in the

LEASE a provision that such assignment is subject to this Agreement.



     26.2  PREFERENTIAL RIGHT OF PURCHASE.   Should any PARTY desire to sell,

farmout or otherwise dispose of all or any part of its Working Interest in the

Lease, it shall promptly give written notice to the other PARTIES giving complete information relative to the proposed disposition, including the price or value fixed for the interest and the name and address of the prospective transferee, who must be ready, willing and able to accept such sale, farmout or other disposition.  The other PARTIES shall have the right for a period of twenty (20) days after receipt of the notice to purchase the interest which the

PARTY proposes to sell, farmout or otherwise dispose of on the same terms and conditions; if this right is exercised, the purchasing PARTIES shall share the purchased interest in proportion to their Working Interest.

A transfer of interest hereunder shall not become effective as to the PARTIES until the first day of the month following delivery to OPERATOR of an original (or copies thereof) instrument of transfer approved by the proper governmental authority and conforming to the requirements of this Section.

No such transfer shall relieve the transferring PARTY of any obligations or liabilities accrued hereunder prior to such effective date.  This Section shall not apply when a PARTY wishes to mortgage its interest or to dispose of its interest by merger, reorganization, consolidation, assignment of production payment, sale of all or substantially all of its assets, or sale or transfer of its interest to an affiliate.



          26.2.1    A PARTY may sell, transfer or assign all or any part of its interest in the property or this Agreement without the consent of any other

PARTY hereto, provided that:



               (a)  Any such sale, transfer or assignment shall be made only to a financially responsible PARTY or PARTIES.



               (b)  Such PARTY shall give the other PARTIES written notice of such sale, transfer or assignment at least thirty (30) days prior to executing any instrument(s) evidencing the sale, transfer or assignment (such notice to include the name of each proposed transferee and the interest(s) to be transferred).



               (c)  Such PARTY shall incorporate in each instrument evidencing the sale, transfer or assignment a provision making the same expressly subject to the Operating Agreement and shall obtain (and furnish to the other PARTIES) such transferee's written consent to be bound by all the provisions of the Operating Agreement.



               (d)  If the original interest of any PARTY is at any time

          transferred to two (2) or more transferees, OPERATOR may, at its discretion, require such transferees to appoint a single trustee with full authority to receive notices and payments, approve expenditures and pay the share of costs which are chargeable against such transferees.



          26.2.2    The Provisions of this Article shall not, however, apply to and it shall not be necessary to obtain the consent of any PARTY in connection with;



               (a)  Any mortgage or other pledge, including without limitation the granting of any lien or security interest and any assignment of production executed as further security for the debt secured by any such mortgage or pledge, by a PARTY hereto of its interest or any portion thereof in the joint leases, or the Agreement, or any judicial, trustee's or other sales to foreclose the same;



               (b)  Any transfer or disposition of the interest of a PARTY hereto by corporate merger or consolidation or by any sale or sales of substantially all of its oil and gas properties; or



               (c)  Any sale, merger, consolidation or other transfer by a PARTY hereto of any part of its interest to or with any "affiliate" (as such term is defined in Regulation C, issued under the Securities Act of

          1933).



               (d)  Any mortgage, pledge, transfer, sale, merger or any other disposition enumerated in subparagraphs (a), (b) or (c) of this

          Paragraph shall be made expressly subject to this Agreement.  Any assignment under this provision shall be effective upon approval of the lessor or at such earlier date as agreed to by the lessor.



     26.3  ASSIGNMENTS.  Any assignment, vesting or relinquishment of interest between the PARTIES shall be without warranty of title, except as to overrides,

production payments, liens, encumbrances or similar burdens on the interest assigned.

                                   ARTICLE XXVII

                              AREA OF MUTUAL INTEREST



     27.1  AREA OF MUTUAL INTEREST.  The PARTIES hereby create an Area of Mutual

Interest ("AMI") described and identified on Exhibit "A-1" attached hereto and made a part hereof.  This AMI shall remain in force and effect as long as any leases lying within the AMI are being maintained by the parties hereto.  Any acquisition of any right, title or interest acquired in, to and under any oil or gas lease or any other interest in oil or gas, including, without limitation,

contractual rights, which confer on the holder thereof the right to share, or acquire the right to share, in the production or the proceeds of production of oil and gas within the AMI (the "Acquisition") by a PARTY herein shall be for the mutual benefit of the PARTIES; provided, however, that any such Acquisition shall not be subject to the provisions of this AMI if such Acquisition is the consequence of (i) a merger, consolidation or reorganization, or (ii) the acquisition of all or substantially all of the assets of any person, firm or entity.  Each PARTY shall have the right to participate in any such Acquisition in the same proportion as such PARTY's WORKING INTEREST in and to the LEASE as set forth in Exhibit "A".  The PARTY making the Acquisition (the "Acquiring

Party") shall notify each of the other PARTIES in writing within thirty (30)

days of such Acquisition and shall furnish a copy of all executed agreements pertaining thereto and such title information as the Acquiring PARTY has,

stating the cost of such acquisition or the obligations that must be assumed in connection therewith.  Each of the other PARTIES shall have a period of fifteen

(15) working days (48 hours exclusive of Saturdays, Sundays and legal holidays in the event that a well is being drilled within the AMI) after receipt of such notice within which to elect and notify the Acquiring PARTY whether or not it desires to participate in such Acquisition.  Failure to timely respond to the

Acquiring PARTY's notice or reimburse the Acquiring PARTY for the proportionate share of the acquired interest shall be deemed an election not to acquire such interest.  Upon election and payment to the Acquiring PARTY of a non-acquiring

PARTY's share of the cost of such acquisition, such non-acquiring PARTY shall be entitled to an assignment of its proportionate share in such Acquisition.



               If fewer than all PARTIES elect to participate in the Acquisition within the AMI, the Acquiring PARTY shall inform all PARTIES who have elected to participate in the Acquisition, in writing, of the elections made. Each

PARTY receiving notice, within forty-eight (48) hours (inclusive of Saturday,

Sunday or legal holidays) after receipt of such notice, shall advise the

Acquiring PARTY of its desire to (a) limit participation to its WORKING

INTEREST, or (b) acquire its proportionate share of the interest of the non-participating PARTY(IES), or (c) participate for a percentage of the interest of the non-participating PARTY(IES).



               The proportionate interest of any PARTY who elects to participate in any acquisition within the AMI shall be subject to and be burdened by the identical obligations that the Acquiring PARTY owes to Houston Energy &

Development, Inc. on the LEASE.





                                   ARTICLE XXVIII

                                        TERM



     28.1  TERM.  This Agreement may be amended only in writing and only by mutual consent of all PARTIES.  This Agreement shall remain in effect so long as the LEASE shall remain in effect and thereafter until all claims, liabilities and obligations incurred in operations hereunder have been settled; however, all property belonging to the PARTIES shall be disposed of and final settlement shall be made under this Agreement.



                                    ARTICLE XXIX

                               HEADINGS AND EXECUTION



     29.1  TOPICAL HEADINGS.  The topical headings used herein are for convenience only and shall not be construed as having any substantive significance or as indicating that all of the provisions of this Agreement relating to any topic are to be found in any particular Section.

     29.2  COUNTERPART EXECUTIONS.  This Agreement may be signed in counterparts, and shall be binding upon the PARTIES and upon their successors,

representatives and assigns.







                                       CHENIERE ENERGY, INC.

WITNESSES:





----------------------------           BY:

                                          -------------------------------------

                                          PRINTED NAME: Walter L. Williams

----------------------------              TITLE:  President & CEO





                                       BETA OIL & GAS, INC.





----------------------------           BY:

                                          -------------------------------------

                                          PRINTED NAME:  Steve Antry

----------------------------              TITLE:  President







SIGNATURE PAGE OF JOINT OPERATING AGREEMENT DATED NOVEMBER 6, 1998 COVERING S.L.

16017, S.L. 16185, S.L. 16186

                                    EXHIBIT A
                                       of
                                    EXHIBIT C
                                       to
                REDFISH PROSPECT AGREEMENT, DATED JANUARY 6, 1999
                       (CONFIDENTIAL TREATMENT REQUESTED)

                                   EXHIBIT A-1
                                       of
                                    EXHIBIT C
                                       to
                REDFISH PROSPECT AGREEMENT, DATED JANUARY 6, 1999
                       (CONFIDENTIAL TREATMENT REQUESTED)

                                    EXHIBIT "B"

                                     INSURANCE



(Attached and made a part of that particular Joint Operating Agreement dated effective November 6, 1998, by and between Cheniere Energy, Inc., as Operator,

and Beta Oil & Gas, Inc. as Non-Operator, covering S.L. 16019, 16017 and 16186 as more fully set out on Exhibit "A" of the Joint Operating Agreement.)



Operator shall, at all times while conducting operations on the Contract Area and/or Assigned Premises, carry or cause to be carried insurance for the following coverages and in at least the minimum amounts noted.



     1.   Workers' Compensation and Occupational Disease insurance in accordance with the statutory requirements of the state in which work is to be performed, the state in which the Operator, herein "Contractor", or any of Operator's contractor(s) or sub-contractor(s), employees reside and the state in which the Contractor is domiciled; Employer's

          Liability insurance with limits of not less than $1,000,000.  These coverages shall include:



          a.   Protection for liabilities under the Federal Longshoremen's and

               Harbor Worker's Compensation Act and the Outer Continental Shelf

               Lands Act.



          b.   Coverage for liability under the Merchant Marine Act of 1920,

               commonly known as the Jones Act; the Admiralty Act; and the Death on the High Seas Act with limits of not less than $1,000,000 per accident.



          c.   Protection against liability of employer to provide

               transportation, wages, maintenance and cure to maritime employees and a Voluntary Compensation Endorsement.



          d.   Coverage amended to provide that a claim IN REM shall be treated as a claim against the employer.



          e.   Territorial extension shall cover all work areas.



     2.   Comprehensive General Liability insurance, written on any occurrence reported basis with limits of $1,000,000 per occurrence Bodily Injury and Property Damage, combined single limits, an annual aggregate of no less than $2,000,000 (if applicable), including the following coverages:



          a.   Premises and Operations coverages.



          b.   Independent Contractor's Contingent coverage.



          c.   Contractual Liability covering liabilities assumed under this

               Contract.



          d.   Products and Completed Operations coverage.



          e.   Coverage for explosion, collapse and underground resources and property damage under both Premises/Operations and Contractual

               Liability coverage parts, where applicable.



          f.   Broad Form Property Damage Liability endorsement.



          g.   Personal Injury Liability.



          h.   IN REM endorsement.



          i.   Territorial extension shall cover all work areas.



          j.   Where applicable, coverage for liability resulting from the consumption of food prepared or served by contractor or

               subcontractor.

          k.   Watercraft exclusion deleted or Protection & Indemnity provided as per 4.B.



          l.   Coverage is provided for "Action Over" suits.



          m.   Coverage is silent as respects Punitive Damages.





     3.   Automobile Liability insurance covering owned, hired and non-owned vehicles with limits of $1,000,000 per occurrence Bodily Injury and

          Property Damage combined single limits.



     4.   Where the work described by this Contract involves the use of marine equipment.  Operator will require the contractor to provide the following insurance:



          a.   Full Form Hull and Machinery insurance, with coverage equal to that provided by the American Institute Hull Clauses including collision liability, with the sister ship clause unamended, with limits of liability at least equal to the full value of the vessel and with navigational limitations adequate for Contractor to perform the contracted work.  Where the vessels engage in towing operations, said insurance shall include full tower's liability with the sister ship clause unamended.



          b.   Protection and indemnity insurance coverage in an amount at least equal to the full value of each vessel employed under the

               Contract.  Protection and indemnity insurance shall include full coverage for all crew liabilities if coverage for maritime employees is not provided under Coverage B, Employers Liability for Admiralty Jurisdiction.



          c.   Excess Protection and Indemnity insurance, including Collision and Tower's (where applicable) Liability in an amount at least equal to the value of each vessel covered or the difference between the full value of each vessel and $1,000,000 per

               occurrence.



          d.   Voluntary Removal of Wreck and/or Debris insurance covering

               Contractor's operations in an amount of not less than $1,000,000 per occurrence.



     All of the marine coverages cited above shall name Operator and all its subsidiary and affiliated companies as additional insureds as their interests may appear, to the extent of contractor's obligations to defend and indemnify the Parties.



     5.   Aircraft Liability insurance (for contracts involving use of aircraft or helicopters) with combined single limit coverage for public liability, passenger liability and property damage liability of not less than $5,000,000 covering all owned and non-owned aircraft used by

          Contractor in connection with work to be performed.



     6.   Umbrella Liability insurance written on an occurrence basis with no claims made features with a minimum combined single limit of

          $5,000,000 each occurrence/aggregate where applicable, to be excess of the coverages and limits required in 1, 2, 3, 4 and 5 above.



     7.   Excess Umbrella Liability with a minimum combined single limit of

          $10,000,000.



     8.   OPERATOR shall carry or cause to be carried the following coverages for the benefit of and at the expense of the Joint Account, however,

          proportionate coverage may be carried individually by each

          NON-OPERATOR, subject to proper evidence of such proportionate coverage being provided to Operator at least fifteen (15) days prior to commencement of operations for the drilling of the initial

          EXPLORATORY WELL.

          a.   Operator's Extra Expense Insurance, including control of well and redrilling of the well (full restoration redrill), including, but not limited to, Seepage and Pollution and Containment and

               Evacuation Expense with a limit of liability of $20,000,000.



          b.   Physical Damage and Removal of Wreck Coverage for facilities hereunder, with limits not less than the replacement value thereof. Notwithstanding the foregoing, this coverage to be provided fifteen(15)days prior to placement of such facilities.

                                    EXHIBIT "C"



(Attached and made a part of that particular Joint Operating Agreement dated effective November 6, 1998, by and between Cheniere Energy, Inc., as Operator,

and Beta Oil & Gas, Inc. as Non-Operator, covering S.L. 16019, 16017 and 16186 as more fully set out on Exhibit "A" of the Joint Operating Agreement.)





                            INSERT EXHIBIT "C" THIS PAGE



                                ACCOUNTING PROCEDURE

                             OFFSHORE JOINT OPERATIONS

                             INSERT PAGE 2 OF EXHIBIT C

                             INSERT PAGE 3 OF EXHIBIT C

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                                       50

                             INSERT PAGE 5 OF EXHIBIT C

                             INSERT PAGE 6 OF EXHIBIT C

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                                       53

                                    EXHIBIT "D"



(Attached and made a part of that particular Joint Operating Agreement dated effective November 6, 1998, by and between Cheniere Energy, Inc., as

Operator, and Beta Oil & Gas, Inc. as Non-Operator, covering S.L. 16017,

16185 and 16186 as more fully set out on Exhibit "A" of the Joint Operating

Agreement.)



                     CERTIFICATION OF NONSEGREGATED FACILITIES





Contractor certifies that it does not maintain or provide for its employees any segregated facilities at any of its establishments and that it does not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained.  Contractor certifies further that it will not maintain or provide for its employees any segregated facilities at any of its establishments and that it will not permit its employees to perform their services at any location, under its control, where segregated facilities are maintained.  Contractor agrees that a breach of this certification is a violation of the Equal Opportunity Clause in any

Government contract between Contractor and Corporation.  As used in this certification, the term "segregated facilities" means any waiting rooms, work areas, rest rooms and wash rooms, restaurants and other eating areas, time clocks, locker rooms and other storage or dressing areas, parking lots,

drinking fountains, recreation or entertainment areas, transportation, and housing facilities provided for employees which are segregated by explicit directive or are in fact segregated on the basis of race, color, religion, or natinal origin, because of habit, local customs or otherwise.  Contractor further agrees that (except where it has obtain identical certifications from proposed subcontractors for specific time periods) it will obtain identical certifications from proposed subcontractors prior to the award of subcontracts exceeding $10,000 which are not exempt from the provisions of the Equal Oportunity Clause; that it will retain such certifications in its files; and that it will forward the following notice to such proposed subcontractors (except where the proposed subcontractors have submitted identical certifications for specific time periods):



NOTICE TO PROSPECTIVE SUBCONTRACTORS OF REQUIREMENT FOR CERTIFICATIONS OF

NONSEGREGATED FACILITIES.  A Certification of Non-segregated Facilities, as required by the May 9, 1967, order on Elimination of Segregated Facilites, by the Secretary of Labor (32 Fed. Reg. 7439, May 19, 1967), must be submitted prior to the award of a subcontract exceeding $10,000 which is not exempt from the provisions of the Equal Opportunity Clause.  The certi-fication may be submitted either for each subcontract or for all subcontracts during a period (i.e., quarterly, semi-annually or annually).  (1968 MAR.) (Note:  The penalty for making false statements in offers is prescribed in 18 U.S.C.

1001.)



Whenever used in the foregoing Section, the term "contractor" refers to each party to this agreement.

                                     EXHIBIT E

                              GAS BALANCING AGREEMENT



(Attached and made a part of that particular Joint Operating Agreement dated effective November 6, 1998, by and between Cheniere Energy, Inc., as Operator,

and Beta Oil & Gas, Inc. as Non-Operator, covering S.L. 16017, 16185 and 16186 as more fully set out on Exhibit "A" of the Joint Operating Agreement.)



  I. DEFINITIONS



     A.   "Agreement" shall mean this Gas Balancing Agreement.



     B.   "Balanced" is that condition which occurs when a party hereto has taken the same percentage of the cumulative volume of Gas production it is entitled to take pursuant to the terms of the Operating Agreement.



     C.   "Gas" includes natural gas produced from a Well that produces Gas Well

Gas, including all constituent parts of such natural gas except liquid hydrocarbons and condensate recovered by primary separation equipment.



     D.   "Gas Well Gas" is gas produced from a Well classified as a gas well by the regulatory body having jurisdiction.



     E.   "Overproduced" is the status of a party when the percentage of the cumulative volume of Gas taken by that party exceeds that party's percentage interest of the volume of cumulative Gas production of all parties to the

Operating Agreement under and pursuant to the terms of the Operating Agreement.



     F.   "Underproduced" is the status of a party when the percentage of cumulative volume of Gas taken by that party is less than that party's percentage interest of the volume of cumulative Gas production of all parties to the Operating Agreement under and pursuant to the terms of said Operating

Agreement.



     G.   "Well" is defined as each well subject to the Operating Agreement that produces Gas Well Gas.  If a single Well is completed in two or more reservoirs,

such Well shall be considered a separate Well with respect to, but only with respect to, each reservoir from which the Gas produced is not commingled in the well bore.



 II. APPLICATION OF THIS AGREEMENT



     The parties to the Operating Agreement own the working or operating interests in the Gas underlying the Contract Area covered by the Operating

Agreement and are entitled to share in the percentages therein stated in the

Operating Agreement.



     In accordance with the terms of the Operating Agreement, each party shall take its share of Gas produced from the Contract Area and market or otherwise dispose of same.  In the event a party hereto does not take in kind or market its share of Gas or has contracted to sell its share of Gas produced from the

Contract Area to a purchaser which, at any time while this Agreement is in effect, fails to take the share of Gas attributable to the interest of such party, the terms of this Agreement shall automatically become effective.



     The Operator has [THE DUTY TO CONTROL GAS PRODUCTION AND] the

responsibility of administering the provisions of this GAS BALANCING AGREEMENT.

[THE OPERATOR SHALL CAUSE DELIVERIES TO BE MADE TO THE GAS PURCHASERS AT SUCH

RATES AS MAY BE REQUIRED TO GIVE EFFECT TO THE EXTENT PRACTICABLE, TO BE OR

BECOME BALANCED.]



     The provisions of this agreement shall be applied to each well separately as if each Well was covered by separate but identical agreements.



III. STORING AND MAKING UP GAS PRODUCTION



     A.   RIGHT TO TAKE AND MARKET GAS



          During any periods or periods when any party hereto does not take, has no market for, or the market of a party is not sufficient to take, that party's full share of the Gas produced from any Well located on the Contract Area, or such party's purchaser otherwise fails to take such party's share of Gas produced from any such Well located on the Contract Area, resulting in such party becoming Underproduced (such party being herein referred to as an

"Underproduced Party"), the other party or parties shall be entitled, but not required, to produce from said Well on the Contract Area (and take or deliver to their  respective purchaser(s)), each month all or a part of that portion of the allowable Gas production assigned to such Well by the regulatory body having jurisdiction.  Any party so taking or delivering Gas which results in such party becoming Overproduced is herein referred to as an "Overproduced Party".



          Those parties which are capable of taking and/or marketing quantities of Gas allocable to an Underproduced Party, in the absence of any other agreement between them, shall each take a share of the Gas attributed to the

Underproduced Party or Parties in the direct proportion that their respective interests bear to the total interest of all parties taking Gas which are also considered Overproduced.



          All parties hereto shall share in and own the liquid hydrocarbons recovered from such Gas by primary separation equipment in accordance with their respective interests and subject to the terms of the above described Operating

Agreement, whether or not such parties are actually taking and/or marketing Gas at such time.



     B.   MAKING UP UNDERPRODUCTION



          Any Underproduced Party shall endeavor to bring its taking of Gas into a Balanced condition. Upon written notice to the Operator, any Underproduced

Party may thereafter begin taking or delivering to its purchaser its full share of the Gas produced from a Well (less any used in operations, vented or lost).

To allow for the recovery of Gas in storage and to balance the Gas account of the parties in accordance with their respective interests, Underproduced Party shall be entitled to take or deliver to a purchaser its full share of Gas produced from such Well (less any used in operations, vented or lost) plus,(i)

for the months of March, April, May, June, July, August, September and October

only of any calendar year during which this agreement may be in place, an amount up to an additional fifty percent (50%) of the monthly quantity of Gas attributable to the Overproduced Party or Parties, or (ii) for the months of

November, December, January and February only of any calendar year or years during which this agreement may be in place, an amount up to an additional twenty-five percent (25%) of the monthly quantity of Gas attributable to the

Overproduced Party or Parties.  If more than one Underproduced Party is entitled to take additional Gas, they shall divide the additional Gas in proportion to their respective Underproduced accounts.  The first Gas made up shall be assumed to be the first Gas Underproduced.



     C.   GAS BALANCE REPORTING



          Each party taking Gas shall furnish or cause to be furnished to the

Operator a monthly written statement of Gas volumes taken and the identity of its Gas purchaser, if any, no later than [THIRTY (30)] days after the production month.  Operator shall not be required to adjust its Gas accounting statements reflecting a different Gas purchaser until the first day of the month following the month in which such notice is received by the Operator.  The Operator will maintain appropriate accounting on a monthly and cumulative basis of the quantities of Gas each party is entitled to take and/or market and the quantities of Gas taken and/or marketed by each of the parties to their respective Gas purchasers.  With respect to gas purchased from or transported for more than one party by or through one pipeline connected to the Well, each party selling to or transporting through such one pipeline shall furnish to

Operator or cause the pipeline owner to furnish to Operator monthly volume statements showing the split of ownership through such pipeline's sales or pipeline inlet meter during the preceding calendar month.  Within [NINETY (90)]

days after the end of each producing calendar month, the Operator shall furnish each party a statement showing the status of the Overproduced and Underproduced accounts of all parties.



     To determine respective volumes of Gas taken by separate gas pipelines connected to the Well, measurement of Gas for overproduction and underproduction shall be accomplished by use of sales meters and lease measurement equipment which shall be in accordance with AGA requirements.



          Each party to this Agreement agrees that it will not utilize any information obtained hereunder for any purpose other than implementing or administering the terms of this Agreement.



     D.   ROYALTY AND PRODUCTION TAX

          At all times while Gas is produced from the Contract Area, unless otherwise required by any State or Federal law or regulations, each party shall pay or cause to be paid all royalty due and payable on its share of Gas production as if each party were taking or delivering to a Gas purchaser its share of Gas production.  Each party agrees to hold each other party harmless from any and all claims for royalty payments asserted by its royalty owners.

The term "royalty owner" shall include owners of royalty, overriding royalties,

production payments and similar interests payable out of production.



          Each party producing or taking or delivering Gas to its Gas purchaser shall pay, or cause to be paid, all production and severance taxes due on all volumes of Gas actually taken or sold by such party.



 IV. CASH SETTLEMENT



     A.   VOLUME/VALUE



          If, at the permanent termination of production of Gas from a Well located on the Contract Area, an imbalance exists between the parties, a cash settlement of the imbalance between the parties relative to such Well shall be made.  The amount of the cash settlement will be limited to the proceeds actually received by the Overproduced Party or Parties at the time of overproduction, less transportation and applicable treating charges and production and severance taxes paid on such overproduction.  Royalty shall only be deducted from such proceeds attributable to the overproduction if actually paid to royalty owners by the Overproduced Party or Parties.  [NO INTEREST SHALL

BE ADDED TO ANY CASH SETTLEMENT HEREUNDER.]  If there is more than one

Overproduced Party, the cash settlement shall be based on a weighted average of the proceeds actually received as above described by all Overproduced Parties.

If the Overproduced Party or Parties did not sell its Gas, such Gas will be valued in the same manner used for royalty calculation purposes when produced.

That portion of the monies collected by the Overproduced Party or Parties which is subject to refund by others of the Federal Energy Regulatory Commission

("FERC") may be withheld by the Overproduced Party or Parties until such parties are fully approved by FERC, unless the Underproduced Party or Parties furnish a corporate undertaking acceptable to the Overproduced Party or Parties agreeing to hold the Overproduced Party or Parties harmless from financial loss due to refund orders by FERC.



     B.   COLLECTION AND DISTRIBUTION



          Operator shall provide within [SIXTY (60)] days of permanent determination of Gas production a final accounting of the Gas balance to all parties hereto.  Overproduced Parties, within thirty (30) days of receipt of the final accounting of the Gas balance, shall pay their respective shares of the above described cash settlement to the Underproduced Parties in that proportion that each such Underproduced Party's volume of gas in storage bears to the total of all Underproduced Parties' volumes of gas in storage.



  V.      MISCELLANEOUS



     A.   TERM



          This Agreement shall remain in force and effect as long as the

Operating Agreement to which it is attached remains in force and effect, and thereafter until the Gas balance accounts between the parties are settled in full, and shall inure to the benefit of and be binding upon the parties hereto,

their heirs, successors, legal representatives and assigns.



     B.   EXPENSES



          Nothing herein shall change or affect each party's obligations to pay its proportionate share of all costs and liabilities incurred in operations on the Contract Area as its share thereof is set forth in the Operating Agreement to which this Agreement is attached.



     C.   WELL TESTS



          Nothing herein shall be construed to deny any party the right, from time to time, to produce and take or deliver to its Gas purchaser up to one hundred percent (100%) of the entire Well stream to meet the deliverability test required by its Gas purchaser, provided that such tests are reasonable in light of overall industry standards.



     D.   MONITORING OF TAKES OF PRODUCTION



          Each party shall, at all times, use its best efforts to regulate its takes and deliveries from each Well on said Contract Area so that no Well will be shut-in for overproducing the allowable assigned thereto by the regulatory body having jurisdiction.  Additionally, each party shall communicate, as necessary, the contents of this agreement to its respective Gas purchaser(s) or transporter(s) and shall monitor its deliveries to its respective Gas purchaser(s) or transporter(s) so as to ensure to the greatest extent practicable that its Gas purchaser(s) or transporter(s) does not take Gas in excess of the quantities provided for herein.



     E.   LIQUEFIABLE HYDROCARBONS NOT COVERED UNDER AGREEMENT



          The parties shall share proportionately in and own all liquid hydrocarbons recovered with the gas by lease equipment in accordance with their respective interests.



                                       56